File No. 2-27832



          As filed with the Securities and Exchange Commission on April 30, 1999
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-3


                        REGISTRATION STATEMENT UNDER THE
                     [X]    SECURITIES ACT OF 1933

                     [ ]  Pre-Effective Amendment No.


                     [X]  Post-Effective Amendment No. 44


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                     [X] INVESTMENT COMPANY ACT OF 1940


                     [X]      Amendment No. 44


                        (Check appropriate box or boxes)


                    AMERICAN UNITED LIFE POOLED EQUITY FUND B
                           (Exact Name of Registrant)

                    AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                               (Name of Depositor)


                One American Square, Indianapolis, Indiana 46282
         (Address of Depositor's Principal Executive Offices) (Zip Code)



                  Depositor's Telephone Number: (317) 285-1877


       Richard A. Wacker, One American Square, Indianapolis, Indiana 46282
                     (Name and Address of Agent for Service)



Title of Securities               Interests in group variable
  Being Registered:                 annuity contracts


It is proposed that this filing will become effective (Check appropriate Space)

                  immediately upon filing pursuant to paragraph (b) of Rule 485
------

  X                on May 1, 1999 pursuant to paragraph (b) of Rule 485
_____                 -----------


_____             60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

_____             75 days after filing pursuant to paragraph (a)(ii)

_____             on (date) pursuant to paragraph (a)(ii) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                    AMERICAN UNITED LIFE POOLED EQUITY FUND B

                        CROSS REFERENCE SHEET ON FORM N-3
             Pursuant to Rule 404(c) and Item 501 of Regulation S-X

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Registration Statement of Information Required by Form N-3

Item Number                                     Location   Location   Location
and Caption                                     in Part A  in Part B  in Part C
-----------                                     ---------  ---------  ---------
 1. Prospectus                                  Cover Page    ---       ---
 2. Definitions                                    3-4        ---       ---
 3. Expense Summary and Synopsis                   5-7        ---       ---
 4. Condensed Financial Information                 7         ---       ---
 5. Description of AUL and Fund B                  8-10       ---       ---
 6. Management of Fund B                          10-11       ---       ---
 7. Deductions and Expenses                       11-13       ---       ---
 8. Deductions and Expenses; Voting and Other
     Rights Under the Variable Annuity
     Contracts; Table of Contents for the
     Statement of Additional Information        11,13,26      ---       ---
 9. Definitions; Annuity Period                 3-4, 14-16    ---       ---
10. Return of Accumulated Value in the
      Event of Death                                16        ---       ---
11. Purchases and Contract Values                 16-18       ---       ---
12. Redemptions                                   18-19       ---       ---
13. Federal Tax Status                            20-23       ---       ---
14. Legal Proceedings                               23        ---       ---
15. Table of Contents for the Statement of
     Additional Information                         25         2        ---
16. Statement of Additional Information            ---      Cover Page  ---
17. Table of Contents for the Statement of
     Additional Information                         25         2        ---
18. Not Applicable                                 ---        ---       ---
19. Description of AUL and Fund B; Investment
     Objectives and Policies                       ---         3        ---
20. Management of Fund B; Investment Advisory
     and Other Services                            ---        3-4       ---
21. Deductions and Expenses; Investment
     Advisory and Other Services                   ---        4-5       ---
22. Brokerage                                      ---         5        ---
23. Purchases and Contract Values; Purchase
     and Pricing of Securities Being Offered      16-18        5        ---
24. Investment Advisory and Other Services;
     Underwriters                                  ---        4-6       ---
25. Not Applicable                                 ---        ---       ---
26. Annuity Period; Annuity Payments and
    Other Calculations                            14-16        6        ---
27. Financial Statements                           ---        7-26      ---
28. Financial Statements and Exhibits              ---        ---       1-2
29. Directors and Officers of American
     United Life Insurance Company(R)              ---        ---       2-6
30. Persons Controlled or Under Common Control of
     American United Life Insurance Company(R)     ---        ---        6
31. Number of Contractowners                       ---        ---        6
32. Indemnification of Directors and Officers      ---        ---      6-7
33. Business and Other Connections of Officers
     and Directors of American United Life
     Insurance Company(R)                          ---        ---        7
34. Principal Underwriter and Compensation         ---        ---        7
35. Location of Accounts and Records               ---        ---        7
36. Management Services                            ---        ---        7
37. Undertakings                                   ---        ---        7

                    American United Life Pooled Equity Fund B
                        GROUP VARIABLE ANNUITY CONTRACTS
                                     Sold By
                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282

                                 (317) 285-1877


American United Life Pooled Equity Fund B is primarily a common stock fund. This Prospectus offers information about American United Life Pooled Equity Fund B ("Fund B") that a prospective investor should know before investing. A Statement of Additional Information, dated May 1, 1999, contains additional information about Fund B. AUL has also filed the Statement of Additional Information with the Securities and Exchange Commission ("Commission"). A copy is available upon request by mailing the Business Reply Mail card located in the back of this Prospectus to AUL. A Table of Contents for the Statement of Additional Information is located on page 25 of this Prospectus.

AUL offers Group variable contracts described in this Prospectus to:

     (1) employees of tax exempt or public school organizations with a 403(b) Program (tax deferred annuities);

     (2) employees of employers with 401 Employee Benefit Plans or 408 Programs (Individual Retirement Annuities); and

     (3) employers that are units of state or local government with 457 deferred compensation plans.

   Participants should read this Prospectus and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

                               Dated: May 1, 1999

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                                Table of Contents

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                                             Page

Definitions.................................    3-4

Expense Summary.............................      5

Synopsis....................................    5-6

Condensed Financial Information.............      7

Description of AUL and Fund B...............   8-10
   American United Life.....................      8
   Fund B...................................      8
   Investment Objectives and Policies.......      8

Management of Fund B........................  10-11

Deductions and Expenses.....................  11-13
   Sales and Administrative Services........     11
   Investment Management Services...........     12
   Mortality and Expense Risk Charges.......     12
   Deduction for Premium Taxes..............     12
   Participation............................     12
   Amendments...............................     13

Voting and Other Rights Under
   the Variable Annuity Contracts...........  13-14

Annuity Period..............................  14-16
   Variable Retirement Annuity..............     14
   Optional Variable Annuity
     Settlements............................     14
   The Annuity Unit.........................     15
   Amount of Variable Retirement
     Annuity................................     16

Return of Accumulated Value in the
   Event of Death...........................     16

Purchases and Contract Values...............  16-18
   Purchase Limits..........................     16
   Accumulation Units.......................     17
   Value of Accumulation Unit...............     17
   Net Investment Factor....................     17
   Valuation of Assets......................     17

Redemptions.................................  18-19
   Redemption (Withdrawal)..................     18
   Constraints on Distributions From
     Section 403(b) Annuity
     Contracts..............................     19
   Right of Cancellation....................     19
   Texas Optional Retirement
     Program................................     19

Federal Tax Status..........................  19-22
   Introduction.............................     19
   Tax Status of the Company and
     the Variable Account...................     20
   Tax Treatment of Retirement
     Programs...............................     20
   Employee Benefit Plans...................     21
   403(b) Programs..........................     21
   408 Programs.............................     21
   457 Programs.............................     22
   Tax Penalty..............................     22
   Withholding..............................     23

Year 2000 Readiness Disclosure..............     23

Legal Proceedings...........................     23

Historical Record...........................     24

Table of Contents for the Statement
   of Additional Information................     25

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

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                                   DEFINITIONS

--------------------------------------------------------------------------------

Various terms commonly used in this Prospectus are defined as follows:

  ACCUMULATION PERIOD - The period before annuity payments begin.

  ACCUMULATION UNIT - A share of Fund B expressed in dollars used to measure the value of a Fund B Participant's account before annuity payments commence.

  ANNUITANT - The person on whose life annuity payments depend.

  ANNUITY - A series of payments during the period specified in the annuity settlement.

  ANNUITY COMMENCEMENT DATE - The first day of any month during which annuity payments begin, as provided in the Group Contract or Employee Benefit Plan, provided however that the date shall not be later than the required beginning date as defined in the applicable section of the Internal Revenue Code and the Code of Federal Regulations.

  ANNUITY UNIT - A share of Fund B expressed in dollars used to measure the amount of annuity payments.

  COMPANION CONTRACT - A fixed dollar annuity Group Contract issued by AUL to a Contractholder for the benefit of the same employees covered by the Group Contract of such Contractholder.

  CONTRACTHOLDER - A party to a Group Contract on behalf of itself as an employer or on behalf of other employers.

  EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an employer for the benefit of its employees which plan is qualified or designed to be qualified under Section 401 of the Internal Revenue Code. (See Federal Tax Status.)

  EMPLOYER - A tax exempt or public school organization or other employer with respect to which a Group Contract has been entered into for the benefit of its employees. In some cases, the Custodian of a Trust may act as the Contractholder for Participants. In this case, rights usually reserved to the Employer will be exercised either directly by the Employees or through such Custodian who will act as the agent of such Employees.

  EMPLOYER'S PARTICIPANT ACCOUNT - The sum of Accumulation Units credited to the employer as a result of Net Payments to Fund B under a Group Contract for use with an Employee Benefit Plan.

  FIXED DOLLAR ANNUITY - An annuity providing for payments fixed in amount and which do not vary with investment experience.

  GROUP CONTRACT - A group variable annuity contract between a Contractholder and AUL which calls for the deposit of Net Payments in Fund B.

  HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with the Self-employed Individuals Tax Retirement Act of 1962 and
Section 401 of the Internal Revenue Code, as amended.

  NET PAYMENT - The difference between a payment and the deduction of the 6% or 4% (as the case may be) payment to AUL for its sales and administrative services.

  PARTICIPANT - Any natural  person and any employer  having an interest in Fund
B.

  PARTICIPANT'S INDIVIDUAL ACCOUNT - The sum of the Accumulation Units credited to a Participant as a result of Net Payments made to Fund B by him or on his behalf under a Group Contract.

  PAYMENT - Any payment made by a Participant or by an employer on behalf of a Participant under a 403(b) Program, a 408 Program, an Employee Benefit Plan, or by an employer in connection with a 457 deferred compensation plan.

  SEGREGATED INVESTMENT ACCOUNT - A separate account (such as Fund B) authorized by law which is not chargeable with the liabilities arising out of any business of AUL other than its contracts under which payments are made into and out of such account.

  VALUATION PERIOD - A period beginning immediately after a valuation of Fund B and ending with the next valuation of Fund B. Valuations will occur as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading provided AUL is open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

  VARIABLE ANNUITY - An annuity providing for payments which vary in amount in accordance with the investment experience of a Segregated Investment Account.

  403(B) PROGRAM - An arrangement by a tax-exempt or public school organization to permit its employees to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

  408 PROGRAM - A plan of individual retirement accounts or annuities, including a simplified employee pension plan or SIMPLE IRA plan established by an em-ployer, that meets the requirements of Section 408 of the Internal Revenue Code.

  457 PROGRAM - A plan  established by a unit of state or local government under
Section 457 of the Internal Revenue Code. An employer who shall have set up such a program is referred to as a 457 Employer.

--------------------------------------------------------------------------------

                                 EXPENSE SUMMARY

--------------------------------------------------------------------------------

Contract Owner or Participant
   Transaction Expenses:
   Sales Load Imposed on Purchases             6%*
   (as a percentage of purchase payments)
   Deferred Sales Load                        NONE
   Surrender Fees                             NONE
   Exchange Fee                               NONE
Annual Contract Fee:                          NONE

*This charge is reduced to 4% when a Participant's total contributions exceed $5,000.

Annual Expenses:
(as a percentage of average net assets)
   Management Fees                            0.3%
   Mortality and Expense Risk Fees            0.9%
   Other Expenses                             NONE

   Total Annual Expenses                      1.2%


Example:                                                  1 Year       3 Years       5 Years     10 Years
                                                          ------       -------       -------     --------

Whether or not a contract is
annuitized or surrendered at the end
of the applicable time period,
an investor would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return on
assets:                                                    $71.50      $95.80         $121.96     $196.43


     These tables assist a Contract Owner or Participant in understanding the various costs and expenses that are paid, either directly or indirectly. The Prospectus section "Deductions and Expenses" further describes these deductions and expenses. The Participant's state of residence may require AUL to withhold an additional charge for premium taxes. The Contract Owner or Participant should not consider the examples above as representations of past or future expenses or returns; actual expenses may be greater or less than those shown.


--------------------------------------------------------------------------------

                                    SYNOPSIS

--------------------------------------------------------------------------------

     AUL offers Group variable contracts described in this Prospectus to:

          (1) employees of tax exempt or public school organizations with a 403(b) Program ("tax deferred annuities");

          (2) employees of employers with 401 Employee Benefit Plans or 408 Programs ("Individual Retirement Annuities"); and

          (3) employers that are units of state or local government with 457 deferred compensation plans.

     In order to fund such plans, the employer has entered into a group variable annuity contract ("Group Contract") with American United Life Insurance Company(R) ("AUL"). A Participant may purchase a variable annuity through employer payments under a 403(b), 408 or 457 Program. Alternatively, a Participant may purchase a variable annuity by means of employee and employer payments under a 401 Employee Benefit Plan or 408 Program.

     AUL designed the variable annuities described in this Prospectus to provide Participants with annuity payments that, unlike fixed dollar annuity payments, vary with the investment performance of the assets of Fund B. Since the assets are invested, for the most part, in common stocks, the value of the investments of Fund B will fluctuate and are subject to all of the risks of changing economic and market conditions. The type, identity and timing involved in the purchase and sale of the securities which make up the Fund B portfolio will also have a major impact on the overall performance experienced by the Fund. A Participant will be able to choose among several different annuity options which are more fully described under "Optional Variable Annuity Settlements."

     AUL established the American United Life Pooled Equity Fund B ("Fund B") as a Segregated Investment Account under provisions of the Indiana Insurance Law. Under that law, Fund B is not chargeable with any liabilities except those arising under the Group Contracts described in this Prospectus. The section titled "Deductions and Expenses" discusses other charges and expenses associated with Fund B, including charges for Sales and Administrative Services, Investment Management Services, and Mortality and Expense Risk Charges. AUL charges no fee or other deduction upon withdrawal or transfer of an account or payment of benefits except premium taxes levied by the state of residence of the Participant, if any.

     Under the Investment Company Act of 1940, Fund B is registered as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices of Fund B or AUL by the Securities and Exchange Commission.

     The principal investment objective of Fund B is the selection of investments for long-term growth of capital. A secondary investment objective is the production of current income. Fund B will invest primarily in common stocks. However, the Fund may also invest in preferred stocks and debentures which may or may not be convertible into common stocks or be accompanied by warrants for the purchase of common stock. Notwithstanding these objectives, the Board of Managers or the Investment Adviser may determine that other types of investments are more advantageous due to general economic conditions or for other reasons. In that event, the Fund may temporarily invest in other types of investments, such as bonds, notes, or other evidences of indebtedness, including United States Government securities, issued publicly, of a type customarily purchased for investment by institutional investors. This Prospectus completely describes the Investment Objectives and Policies of Fund B on pages 8-10.

     A contractholder may cancel the contract no later than ten days after receiving it by returning it along with a written notice of cancellation to AUL at its Home Office. See page 19 "Right of Cancellation" in this Prospectus for details.

     A Participant may receive certain rights including voting rights under the Contracts. For a discussion of these and other rights, see pages 13 and 14 of the Prospectus.

---------------------------------------------------------------------------------------------------------------
                                                       CONDENSED FINANCIAL INFORMATION
                                                     PER UNIT INCOME AND CAPITAL CHANGES
                                                         IN FUND B ACCUMULATION UNIT
                                          (For an accumulation unit outstanding throughout the year)
---------------------------------------------------------------------------------------------------------------


                                                           Year Ended December 31,

                         1998          1997    1996       1995      1994       1993       1992      1991      1990     1989
                         ----          ----    ----       ----      ----       ----       ----       ----     ----     ----

Investment Income*      $ .332       $ .285  $ .262    $  .236    $ .194     $ .162     $ .180    $ .197    $ .194   $ .192
Expenses*                 .190         .163    .128       .109      .099       .088       .077      .070       .061    .057
-----------------         ----         ----    ----        ----     ----       ----       ----      ----       ----    ----

Net investment income     .142         .122    .134       .127      .095       .074       .103      .127      .133     .135
Net realized and
  unrealized gain (loss)
  on investments          .874        3.411   1.731      1.519     0.069      1.239       .473     1.098     (.385)    .903
                         -----        -----   -----      -----     -----      -----       ----     -----     ------    ----


Net increase (decrease)  1.016        3.533   1.865      1.646     0.164      1.313       .576     1.225     (.252)   1.038
  Accumulation Unit
  Value at beginning
  of year              $15.307      $11.774 $ 9.909     $8.263    $8.099     $6.786     $6.210    $4.980    $5.232   $4.194


Fund B Accumulation
   Unit Value at end
   of year             $16.323      $15.307 $11.774     $9.909    $8.263     $8.099     $6.786    $6.205    $4.980   $5.232
                       =======      ======= =======     ======    ======     ======     ======    ======    ======   ======

Ratio of expenses to
  average net assets      1.20%        1.20%   1.20%      1.20%     1.20%      1.19%      1.21%      1.20%    1.21%    1.19%
Ratio of net investment
  income to avg. net
  assets                  0.90%        0.90%   1.25%      1.39%     1.16%      1.01%      1.64%     2.16%     2.65%    2.85%

Total Return               7.6%        31.2%   19.8%      21.1%      2.9%      20.4%      10.3%     25.7%     (4.0%)   25.9%

Portfolio turnover rate   29.0%        28.0%   17.5%      20.0%     23.3%      25.4%      11.9%     36.7%     24.8%    24.3%
Number of Accumulation
  units outstanding at
  end of year (in
  thousands):              841          933   1,068      1,264     1,417      1,518      1,635     1,698     1,784    1,860


*Investment income and expenses are calculated on the basis of average units outstanding during the year. Net investment income represents investment income less expenses.



Other financial information consisting of the financial statements for Fund B and for AUL is located in the Statement of Additional Information, on pages 7 through 24.

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                               DESCRIPTION OF AUL
                                   AND FUND B
--------------------------------------------------------------------------------

AMERICAN UNITED LIFE

     AUL is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated under the laws of the State of Indiana in 1933. It is qualified to do business in 48 states and the District of Columbia. As a mutual company, it is owned by and operated exclusively for the benefit of its policyowners. AUL has its principal business office located at One American Square, Indianapolis, IN 46282.

     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 1998, AUL had admitted assets of $9,336,325,097 and a policyowners' surplus of $734,099,854. With respect to the variable annuities offered hereunder, the assets of AUL should be considered only as bearing upon the ability of AUL to meet its obligations under the variable annuity contracts, since the amounts payable to the Participants will depend upon the investment performance of Fund B and not on the value of the other assets of AUL.

FUND B

     American United Life Pooled Equity Fund B ("Fund B") was established by AUL on November 20, 1967 as a Segregated Investment Account (See Definitions) under provisions of the Indiana Insurance Law. Under that law, Fund B is not chargeable with any liabilities except those arising under the Group Contracts described in this Prospectus which are fundable and computable as to payments or benefits on the basis of experience factors of Fund B. By law, any surplus or deficit which may arise in Fund B by virtue of mortality experience contracted for by AUL shall be adjusted by withdrawals from or additions to Fund B so that the assets of Fund B shall always be equal to the assets required to satisfy all liabilities arising under contracts fundable by Fund B. Income, gains, and losses from assets allocated to Fund B, whether or not realized, are credited to or charged against Fund B without regard to other income, gains, or losses of AUL. Under the Investment Company Act of 1940, Fund B is registered as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices of Fund B or AUL by the Securities and Exchange Commission.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies shown below in Items 1 through 11 are fundamental and may not be changed without approval of Fund B Participants casting a majority of the votes entitled to be cast. (See "Voting and Other Rights under the Variable Annuity Contracts.") Although the fundamental investment policy permits investment in restricted securities and in real estate, none has been made nor is any contemplated at this time.

1. The principal investment objective of Fund B is the selection of investments for long-term growth of capital. A secondary investment objective is the production of current income.

2. Investments will be made primarily in common stocks, but may also include preferred stocks and debentures which may or may not be convertible into common stocks or be accompanied by warrants for the purchase of common stock. There may be temporary occasions, however, when the Board of Managers may determine for defensive purposes that other types of invesments are more advantageous because of general economic conditions or for other reasons, in which event investment may be made to some extent in bonds, notes or other evidences of indebtedness, including United States Government securities, issued publicly, of a type customarily purchased for investment by institutional investors.

3.  Income and realized capital gains will be retained.

4. Fund B assets will be kept fully invested except for reasonable amounts held in cash or United States Government securities to meet normal contract payments and held for temporary periods pending investment or for defensive purposes.

5. With respect to 75% of the assets, not more than 5% of the value of Fund B assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

6. Not more than 10% of the voting securities of any one issuer will be acquired. Fund B does not propose to concentrate its investments in any particular industries. In no event will investments in any one industry exceed 25% of the value of Fund B assets.

7. Borrowings will not be made except for temporary or emergency purposes in an amount not in excess of 5% of the value of the assets of Fund B, but not for investment purposes.

8. Fund B will not act as an underwriter of securities of other issuers, except that Fund B may invest up to 10% of the value of its assets (at the time of investment) in portfolio securities which Fund B might not be free to sell to the public without registration of such securities under the Securities Act of 1933. If through the appreciation of restricted securities or the depreciation of unrestricted securities, Fund B should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, and a question arises with respect to liquidity, then, Fund B will consider appropriate steps to provide adequate flexibility.

9. Real estate will not be purchased or sold as a principal activity. However, Fund B may invest up to 10% of its assets in real properties.

10. No purchase of commodities or commodity contracts will be made.

11. Loans will not be made except  through the  acquisition  of  a portion of an
issue  of  publicly   distributed  bonds,   debentures  or  other  evidences  of
indebtedness of a type customarily purchased by institutional investors.

Additional non-fundamental investment objectives and policies are:

12. Investment will not be made in the securities of a company for the purpose of exercising management or control.

13. Investment in securities of other investment companies will not be made with the exception of participation in a money market fund to facilitate the management of Fund B liquidity. Such investments, together with all other investments for which market disposition is not readily available, will not exceed 10% of the value of Fund B, which is acceptable under current federal securities laws.

14. Short sales of securities will not be made.

15. Purchases will not be made on margin except for such short-term credits as are necessary for the clearance of transactions.

16. The investments of Fund B are subject to the provisions of the Indiana Insurance Law of 1935, as amended and will conform to the restrictions found therein.

     Variable annuities such as those described in this Prospectus are designed to provide Participants with annuity payments that, unlike fixed dollar annuity payments, vary with the investment performance of the assets in Fund B. Since the assets are invested, for the most part, in common stocks, the value of the investments of Fund B will fluctuate and are subject to all of the risks of changingeconomic and market conditions. Although the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise sufficiently to offset inflation, there have been periods during which the values of securities have declined while the cost of living has risen. Equally important to the performance of Fund B is the type, identity and timing involved in the purchase and sale of the securities which make up the Fund B portfolio.

     To comply with regulations under Section 817(h) of the Code, the Portfolio underlying a separate account will be required to diversify its investments. Generally, to meet the requirements, on the last day of each calendar quarter, no more than 55% of the total assets may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90 % may be represented by any four investments. All securities of a given issuer generally are regarded for this purpose as one investment and, in the case of U.S. Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Other tax-related diversification requirements may apply to each Portfolio in connection with qualifying as a regulated investment company.

--------------------------------------------------------------------------------

                              MANAGEMENT OF FUND B

--------------------------------------------------------------------------------


     Fund B is managed by a Board of Managers, consisting of five members. Under a Management Agreement between Fund B and AUL dated December 20, 1971, and most recently renewed on May 8, 1998, AUL is responsible for managing the investment and reinvestment of Fund B's assets and for administering its other affairs, subject to the supervision of Fund B's Board of Managers. The Agreement between Fund B and AUL provides that AUL will invest the assets of Fund B in accordance with the investment objectives and policies of Fund B. At least quarterly, AUL reports its investment decisions and recommendations to the Board of Managers to allow the Board to perform its responsibility to oversee AUL's activity and conformity to the objectives and policies of Fund B. Currently, the Fund B Board of Managers consists of James W. Murphy, Chairman, Ronald D. Anderson, Leslie Lenkowsky, R. Stephen Radcliffe, and James P. Shanahan.

     Commencing with the first Annual Meeting of Fund B Participants on May 8, 1970, and at each Annual Meeting of Fund B Participants until May 6, 1994, successors to the members of the Board of Managers whose terms had expired were elected to serve for terms of three (3) years and until their successors were duly elected and qualified. At the Annual Meeting of Participants held on May 6, 1994, a proposal to amend the Rules and Regulations of Fund B was approved by the Participants. Under the proposal, as approved, an Annual Meeting of Fund B Participants would not be held in any year when only routine matters were being considered. The re-election of those members of the Board of Managers who had previously been elected by the Participants would be considered a routine matter so long as a majority of the Board has previously been elected by Fund B Participants. However, a Participants' meeting will be held whenever required by Federal Securities laws. (See "Voting and Other Rights under the Variable Annuity Contracts.") On August 4, 1997, a Meeting of Participants was held and the five managers named above were elected by the

Participants as members of the Board of Managers of Fund B.

     AUL, the investment advisor for Fund B, is an Indiana insurance company with its Home Office located at One American Square, Indianapolis, Indiana 46282. AUL is registered with the Securities and Exchange Commission as an investment adviser for Fund B.

     AUL furnishes to Fund B all necessary office space, facilities and equipment and pays the compensation of members of the Board of Managers. Due to the size of Fund B, the Board of Managers has not felt the need to establish an Audit Committee, Compensation Committee or Nominating Committee.

--------------------------------------------------------------------------------

                             DEDUCTIONS AND EXPENSES

--------------------------------------------------------------------------------

SALES AND ADMINISTRATIVE SERVICES

     Under the Sales and Administrative Services Agreement between AUL and Fund B, AUL is obligated to act as the principal underwriter for Fund B and to perform the sales and administrative services relative to the Group Contracts. Such services include all services of AUL, its employees, agents and brokers and include the payment by AUL to such persons of all compensation related to the sale and administration of such Group Contracts and the payment of other expenses related thereto including, if applicable, rent, postage, telephone, travel, stationery, office equipment and supplies and legal, actuarial and auditing fees. In addition, AUL is obligated under such agreement to pay the fees of the members of the Board of Managers of Fund B (presently $1,500 per manager per year, plus $50 expense allowance per meeting attended, and any member's out of state travel expenses incurred to attend meetings of the Board of Managers), the fee of the auditors for the annual audit of Fund B, the cost of preparing and mailing the annual and other regular reports of Fund B to the Fund B Participants, and the cost of registering the Group Contracts and variable annuities as required under federal and state securities laws.

     For such sales and administrative services, AUL will receive 6% (5% for sales expense and 1% for administrative expense) of each payment (which equals 6.38% of the amount invested in Fund B) made for or by a Participant under all Group Contracts until payments totaling $5,000 have been made for or by such Participant and 4% (3% for sales expense and 1% for administrative expense) of each payment (which equals 4.17% of the amount invested in Fund B) made in excess of $5,000 for or by such Participant. The balance of any payment will be invested in Fund B, and such Participant or his employer, as the case may be, will be credited with that number of Accumulation Units determined by dividing such balance by the value of one Accumulation Unit at the end of the Valuation Period in which the payment is received. The deductions for sales and administrative expense represent AUL's estimate of the minimal cost it will incur and contain no specific loading for profit. Recently, however, the distribution expenses have exceeded the sales charges and administrative expenses. This excess has been paid by AUL from its general account assets which consist, in part, of amounts derived from mortality and expense risk charges received from Fund B. The amounts for sales and administrative services payable to AUL may be reduced by the participation of the Group Contracts in the divisible surplus of AUL under certain circumstances described in the Section titled "Participation" on the following page.

INVESTMENT MANAGEMENT SERVICES

     Under the Investment Management Services Agreement between AUL and Fund B, AUL is obligated to provide investment management services relative to such Group Contracts and to the assets of Fund B, including the management of such assets, investment analysis, preparation of investment programs for the approval or rejection of the Board of Managers, the placing of orders for the purchase and sale of investments and all other matters normally associated with the investment management activities of such a fund. For such services, as provided in both the Group Contracts and Investment Management Services Agreement, AUL will receive from Fund B a daily fee of .00082% of the value of Fund B. This amounts to 0.3% on an annual basis.

MORTALITY AND EXPENSE RISK CHARGES

     Although variable annuity payments will vary with the investment performance of Fund B, payments will not be affected by adverse mortality experience or when the actual expenses of AUL exceed the fees charged by AUL under the Group Contracts. AUL has agreed to assume the risk (except under the Fixed Period Option described on page 15 where there is no such risk) that annuitants, as a class, may live longer than had been estimated. In this case, payments would continue beyond the period estimated and AUL's expenses could exceed the fees received from Fund B. For assuming these risks, AUL receives from Fund B a daily fee of .00164% of the value of Fund B for the mortality risks and a daily fee of .00082% of the value of Fund B for the expense risks. These two fees amount to approximately 0.9% on an annual basis and continue to be charged during the annuity payout period under all of the settlement options described on pages 14 and 15.

DEDUCTION FOR PREMIUM TAXES

     When an annuity is effected (or at the time of purchase if required by a particular state's law), any applicable premium taxes will be deducted from the amount to be applied to purchase the annuity or from the amount deposited and paid over immediately to the state. Presently, such taxes range from .0% to 3.5%. In any given state, the rate may also vary depending on the type of contract purchased. Since premium tax statutes can be enacted, changed or repealed by a state's legislature at any time, and since the imposition of a premium tax will usually be at the time the annuity is commenced, the present tax rates may not be in effect when the actual premium tax charge is imposed.

PARTICIPATION

     Because AUL is a mutual life insurance company, its Group Contracts participate in the divisible surplus of AUL, according to the annual determination by AUL of the portion, if any, of the divisible surplus which has resulted from and accrued on such Group Contracts. Any such portion determined to be payable will be applied to the benefit of the Participants under such Group Contracts in one of the following ways (as determined by AUL):
   (a) a reduction in the sales and administrative service fee payable to AUL in the next succeeding year, or
   (b) a crediting of additional Accumulation or Annuity Units to the Participant's accounts. (Such additional units shall be credited without deductions for sales and administrative service charges.)

Although the Group Contracts so provide for participation, there has been no divisible surplus to date and there can be no assurance that there will be any available for payment or payable under such Group Contracts.

AMENDMENTS

     AUL cannot amend or change any Group Contract to increase the amount of its charges for its sales and administrative services, investment advisory services or mortality risk and expense charges or to affect the annuity purchase rates as such charges and rates apply to existing Accumulation and Annuity Units or to Accumulation and Annuity Units which may thereafter be purchased for any existing Participant under a 403(b) or 408 contract except to the extent that payments for such Participant in any contract year are in excess of the greater of either (a) $5,000 or (b) twice the average of all payments for such Participant for the five contract years preceding the change (or lesser period if the Participant has not completed five contract years). Insofar as any payments for such a Participant are in excess of such amount in any contract year following the change, such payments will be affected by any amendments of the Group Contract by AUL, but subject to the further limitation that, during the first five years of a Group Contract, no change or amendment of any kind may be made by AUL in a Group Contract without the consent of the Contractholder and, in addition, the consent of all Participants if the change would adversely affect their rights under the contract (except to conform the contract to any federal or state statute or rule or regulation of the U.S. Treasury Department). By agreement and at any time, a 457 employer and AUL may, unless specifically prohibited by state law, amend any contract provision and such amendments shall thereafter be binding on all affected Participants, beneficiaries or contingent annuitants.

--------------------------------------------------------------------------------
                          VOTING AND OTHER RIGHTS UNDER
                         THE VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

     Generally, a Participant or the employer of a Participant, depending on the type of contract involved, has certain rights associated with the contract. During the accumulation period, these rights consist of the right to vote at any meeting of Fund B Participants. A meeting of Participants will be held in any year when any of the following matters are being considered:

   (a) any change in the investment adviser;
   (b) any change to any of Fund B's fundamental investment objectives or in any of the fundamental investment restrictions;
   (c) filling a vacancy on the Board of Managers when less than 2/3 of the Man-agers have been elected by the Participants, or electing members to the Board of Managers when less than a majority of the Managers have been elected by the Participants;
   (d) any other action requiring Participant approval under the Investment Com-pany Act of 1940, as amended, or by the Rules and Regulations of Fund B.

In addition to these rights, during accumulation, Participants have an ongoing right to contribute to or withdraw funds from the account, the right to name and change the beneficiary, the right to select the annuity settlement option from those described on pages 14 and 15, and the right to select the date that payments shall commence. However, the section entitled "Federal Tax Status" on pages 19-23 should be reviewed for the effect and requirements of current law on this election.

     After a Participant's account has been annuitized, annuitants continue to have the right to vote on any issue which may be voted on by Participants, as listed above. After the death of an annuitant, the voting rights of a contingent payee under a Survivorship Annuity (see page

15) are the same as the annuitant had. Under some annuity options, all rights under the contract may terminate at the death of the annuitant.

     Each Fund B Participant under a Group Contract may cast one vote for each Accumulation Unit credited to his account or accounts under such contract. (See Accumulation Units, pages 16-17). Each variable Annuitant who is receiving variable annuity payments under a Group Contract may cast that number of votes equal to (1) the dollar amount of the assets established in Fund B to meet the annuity obligation relating to such Annuitant divided by (2) the value of one Accumulation Unit, determined in each case as of the valuation date next preceding the Fund B Participant record date. Fractional votes shall be counted. During the annuity period, the number of votes will generally decrease. This occurs because the Annuitant has voting interests attributable to the reserves during the pay-out period.

     The Board of Managers may fix a Fund B Participant record date, not more than 90 days before the date set for any meeting of Fund B Participants, for the purpose of determining the Fund B Participants entitled to notice of and to vote at such meeting, and the number of votes each Fund B Participant may cast. If the Board of Managers does not fix a Fund B Participant record date, the record date shall be the 90th day before the date of the meeting.

  For a description of AUL's right to change the provisions of the contracts, see the Section entitled "Amendments."

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD

--------------------------------------------------------------------------------

     VARIABLE RETIREMENT ANNUITY. Each Participant has an Annuity Commencement Date (see Definitions) and selects a variable annuity settlement except that in a 457 Program the Employer shall make the election. Group Contracts provide the five optional variable annuity settlements described hereinafter. Within limits, other options may be mutually agreed to between the Participant and AUL. For 403(b), 408 and 457 Programs, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months. For use with an Employee Benefit Plan, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months or, for a married Annuitant, a joint and survivor annuity. Once annuity payments have commenced, a Participant cannot surrender his annuity and receive a lump-sum settlement in lieu thereof. If, under any option, monthly payments are less than $20 each, AUL has the right to make larger payments at quarterly or semi-annual intervals. AUL will not allow annuitization of a Participant's account if the total value is less than $2,000. Should this occur, a Participant may elect either a lump-sum settlement or may choose to receive the account balance in installments over a period of 36 months. Participants should carefully review the following settlement options with their financial or tax advisers since a settlement option cannot be changed after receipt of the first payment under that option.

     The method of determining the amount of the payments under any option selected is described under "Amount of Variable Retirement Annuity" on pages 15-16.

  OPTIONAL VARIABLE ANNUITY SETTLEMENTS.

     OPTION 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant which ends with the last monthly payment before the death of the Annuitant. This option offers the maximum level of monthly payments since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. However, under this option it is possible that the Annuitant would receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died prior to the third annuity payment, and so forth.

     OPTION 2 - CERTAIN AND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, or twenty years as elected, annuity payments will be continued during the remainder of such period to the beneficiary designated by the Annuitant.

     OPTION 3 - SURVIVORSHIP ANNUITY. An annuity payable monthly during the lifetime of the Annuitant and after the death of the Annuitant, an amount equal to 50%, 66 2/3% or 100% (as specified in the election) of such annuity will be paid to the contingent Annuitant named in the election if and so long as such contingent Annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent Annuitant dies prior to the Annuity Commencement Date.

     OPTION 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the beneficiary designated by the Annuitant will receive an additional payment of the then dollar value of a number of Annuity Units (described below) equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the Annuity Unit value at the date annuity payments commence and (b) is the number of Annuity Units represented by each monthly payment multiplied by the number of monthly payments made. An illustration of this Settlement Option can be found in the Statement of Additional Information on page 6.

     OPTION 5 - FIXED PERIODS. An annuity payable monthly for a fixed period (not to exceed 30 years) as elected, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the contracted fixed period, annuity payments will be continued during the remainder of said period to the beneficiary designated by the Annuitant.

     THE ANNUITY UNIT. The value of an Annuity Unit was established at $1 on April 3, 1969. The value of the Annuity Unit at the end of any current Valuation Period is determined by multiplying the value of an Annuity Unit at the end of the next preceding Valuation Period by the product of (a) the Net Investment Factor (see page 17) for the current Valuation Period and (b) 0.9999058 for each calendar day in such current Valuation Period. This daily factor neutralizes the assumed net investment rate of 3 1/2% per annum built into the annuity tables contained in the Group Contracts, which assumed rate is not applicable as actual net investment result is credited instead.

     The objective of a variable annuity contract is to provide level payments during periods when the securities market is relatively stable and to reflect as increased payments only investment results in excess of the 3 1/2% assumption. The achievement of this objective will depend in part upon the validity of the 3 1/2% assumption. A higher assumption would mean a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments in a period when unit values are declining). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3 1/2%, the annuity payments will be level. There can be no assurance that the net investment rate will be as high as 3 1/2%.

     AMOUNT OF VARIABLE RETIREMENT ANNUITY. Except for certain Employee Benefit Plans, the Group Contracts contain tables (1951 Group Annuity Table, projected to 1967 by scale C) indicating the dollar amount of the first monthly payment under each optional annuity settlement for each $1,000 of value of the Participant's Individual Account and the vested portion, if any, of the Employer's Participant Account for such Participant applied under the option, less any applicable premium taxes not previously deducted.

     The first monthly payment varies according to the form of annuity selected (see the descriptions above) and the adjusted age of the Annuitant. The amount of the first monthly annuity payment is divided by the value of an Annuity Unit at the valuation next following the eighteenth day of the month prior to the Participant's Annuity Commencement Date to determine the number of Annuity Units on which subsequent payments are based. The amount of each monthly payment after the first will be equal to the number of Annuity Units multiplied by the value of an Annuity Unit at the valuation next following the eighteenth day of the month prior to the month in which the payment is due. An illustration of this calculation can be found in the Statement of Additional Information on page 6.

--------------------------------------------------------------------------------
                           RETURN OF ACCUMULATED VALUE
                              IN THE EVENT OF DEATH
--------------------------------------------------------------------------------


     If the death of a Participant occurs prior to his Annuity Commencement Date, the value as of the end of the Valuation Period in which due proof of death is received by AUL will be paid to his designated beneficiary. This amount will be equal to (1) such Participant's Individual Account under the 403(b) Program, 408 Program or an HR-10 Plan, or (2) such Participant's Individual Account plus the vested portion, if any, of the Employer's Participant Account for such Participant under an Employee Benefit Plan other than an HR-10 Plan, or
(3) the sum of (1) and (2) if both are applicable. Such amount will be paid to the beneficiary in a single sum or under one of the Optional Variable Settlements, as directed by the Participant or as elected by the beneficiary.


--------------------------------------------------------------------------------

                          PURCHASES AND CONTRACT VALUES

--------------------------------------------------------------------------------

     PURCHASE LIMITS. With respect only to Group Contracts for use with 403(b), 408, and 457 Programs, the minimum payment for the purchase of a variable annuity that may be made by or for the benefit of a Participant is $120 or $300 annually, depending on the type of contract selected. With respect to 408
Programs, the maximum payment is, under current federal law, $2,000 for each Participant per year (except that for Simplified Employee Pension Plans, the limit may be the lesser of $22,500 or 15% of earned income.) There is no minimum with respect to Employee Benefit Plans. The $2,000 maximum payment described above may be reduced if either the Participant or his spouse is an active participant in a qualified retirement or tax deferred annuity plan.

     ACCUMULATION UNITS. During the Accumulation Period, (the period before annuity payments begin), the Net Payments for any Participant are credited as of the end of the Valuation Period in which any such payment is received by AUL for the account of such Participant, in the case of 403(b) Programs, 408 Programs, 457 Programs and HR-10 Plans, and for the accounts both of the Participant and the employer in the case of Employee Benefit Plans other than HR-10 Plans. Such credit is made and the account of such Participant or employer, as the case may be, is kept on the basis of Accumulation Units. The number of Accumulation Units credited at any time to an account is determined by dividing the dollar amount to be credited by the value of an Accumulation Unit at the end of the Valuation Period in which the amount to be credited is received by AUL. A payment shall be received by AUL at such time as AUL has received the payment, and, if applicable, proper instructions from an employer or other contractholder regarding the allocation of the payments among Participants. The number of Accumulation Units credited to the account shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from valuation to valuation depending upon the investment experience of Fund B.

     VALUE OF ACCUMULATION UNIT. The value of an Accumulation Unit was established at $1 on April 3, 1969. The value of an Accumulation Unit at the end of a specific Valuation Period is determined by multiplying the value of an Accumulation Unit at the end of the immediately preceding Valuation Period by the Net Investment Factor for such specific Valuation Period.

     The value of an Accumulation Unit will vary and is directly affected by the market value and performance of portfolio securities, expenses and the deduction of the charges described on pages 11 and 12.

     NET INVESTMENT FACTOR. At each valuation of Fund B a gross investment rate for the Valuation Period then ended is determined from the investment performance of Fund B during the Valuation Period. Such gross rate is (1) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any applicable taxes and less expenses of Fund B which are not the contractual liabilities of AUL divided by (2) the value of the assets of Fund B at the beginning of such Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting from the gross investment rate the percentage which reflects the fee payable to AUL for providing investment management services and for mortality risk and expense risk charges. The daily fee is .00328% of the value of the assets of Fund B (approximately 1.2% on an annual basis).

     The Net Investment Factor for the Valuation Period is the sum of 1.0000000 plus the net investment rate for the period.

     The net investment rate may be negative if the combined capital losses and deduction for taxes and expenses exceed the investment income and capital gains. Thus, the Net Investment Factor may be less than 1.0000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     An example of valuation of assets and the determination of the Net Investment Factor can be found in the Statement of Additional Information on page 6.

     VALUATION OF ASSETS. The value of the assets in Fund B at the end of any Valuation Period shall be the aggregate of the following:

     (a)  the face amount of cash; plus

     (b) when market quotations are readily available with respect to securities, the total market value of such securities, valued at the closing prices on that day for securities traded on national securities exchanges, and at the bid prices quoted that day for over-the-counter securities or last sale prices for NASDAQ quoted securities; plus

     (c) when market quotations are not readily available, or when restricted securities or other assets are being valued, the fair value of such securities or other assets as determined in good faith by the Board of Managers; and minus

     (d) liabilities of Fund B other than contract liabilities.

     Valuation of assets will occur once each business day, Monday through Friday, as of the close of trading on the New York Stock Exchange, usually at or about 4 p.m., eastern standard time ("EST"). The determination may be made earlier than 4 p.m. EST if the markets close earlier than 4 p.m. EST and it is possible to determine the net asset value at that time. Net asset value will not be determined on days that the New York Stock Exchange is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or the day after Christmas or Independence Day.

     Any change in the method of valuation must be approved by the Board of Managers.

--------------------------------------------------------------------------------

                                   REDEMPTIONS

--------------------------------------------------------------------------------

     REDEMPTION (WITHDRAWAL). During the Accumulation Period and in accordance with the applicable provisions of the Employee Benefit Plan or 457 plan document, if any, a Participant or 457 Employer may elect at any time to withdraw a portion or all of his individual account, except as described below. If the amount of any withdrawal by a Participant reduces his individual account below $500, his entire account must be withdrawn. In such event, AUL shall have the right to refuse to accept future payments by or for the benefit of such Participant, unless an account is being maintained for such Participant under the Companion Contract. The amount received by a Participant upon withdrawal of his entire account may be more or less than the original cost, depending on the value of the securities in the portfolio and other assets of Fund B at the time of the withdrawal. Withdrawal is effected by sending a written application for withdrawal to American United Life Insurance Company(R), P.O. Box 368, Indianapolis, IN 46206-0368. The Participant's account will be valued on the basis of the valuation of Fund B at the end of the Valuation Period during which the request was received by AUL. AUL will pay in cash the portion so requested to be withdrawn from the Participant's Individual Account. Payment of the withdrawal value will be made within seven days after receipt of such request, except that payment may be postponed whenever (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) the Securities and Exchange Commission permits postponement and so orders, or (3) an emergency exists, or trading on such Exchange is restricted, as defined by the Securities and Exchange Commission, so that the valuation of assets or disposal of securities is not reasonably practicable. See Federal Tax Status, pages 19-23, for a discussion of possible tax consequences on withdrawal.

Amounts withdrawn may not be reinvested without payment of a sales and administrative service charge.

     CONSTRAINTS ON DISTRIBUTIONS FROM SECTION 403(B) ANNUITY CONTRACTS. Section 403(b) of the Code requires that distribution from Section 403(b) tax-deferred annuities that are attributable to employee contributions under a salary reduction agreement not begin before the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income attributable to such contributions may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying medical expenses, the purchase of a principal residence, or paying certain tuition expenses.

     Therefore, a Participant in an annuity purchased as a tax-deferred 403(b) annuity contract will not be entitled to exercise the right of withdrawal, as described in this prospectus, in order to receive the value of his account attributable to elective contributions credited after December 31, 1988 or that portion of his account attributable to increases in the value of the December 31, 1988 balance unless one of the above-described conditions has been satisfied. A Participant's account may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's 403(b) arrangement. See "Federal Tax Status", pages 19-23 for a discussion of the tax consequences of such distributions.

     RIGHT OF CANCELLATION. A contractholder may cancel the contract no later than ten days after receiving it by returning it along with a written notice of cancellation to the Company at its Home Office. AUL will refund contributions not later than seven days after it receives such contract and such notice at its Home Office. Unless applicable state law requires a refund of purchase payments, AUL will refund the purchase payments (contributions) plus any increase or minus any decrease in the value attributable to the market performance during the time such funds were invested in Fund B.

     TEXAS OPTIONAL RETIREMENT PROGRAM. A contract sold to a Participant of the Texas Optional Retirement Program may not be redeemed except upon termination of employment in all Texas public institutions of public education, retirement, death or total disability of such Participant. However, if the termination should occur before the commencement of a second year of employment, the Participant would not receive that portion of his account attributable to contributions made on his behalf by his employer other than under the terms of a salary reduction agreement.

     The tax consequences of redemptions and withdrawals should be carefully reviewed by a Participant's tax adviser before such action is taken. The Section entitled "Federal Tax Status" below should also be reviewed.

     However, this does not purport to be a complete treatment of the subject and is intended only to highlight certain important features of the tax laws.


--------------------------------------------------------------------------------

                               FEDERAL TAX STATUS

--------------------------------------------------------------------------------

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by Employer, association, and other group retirement plans under the provisions of Sections 401, 403, 408, and 457 of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on values under a Contract, the Participant's Account, on annuity payments, and on the economic benefits to the Owner, the Participant, the Annuitant, and the Beneficiary or other payee may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the Plan or individual involved, any person contemplating the purchase of a Contract, or becoming a Participant under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR PARTICIPANT'S ACCOUNT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF THE COMPANY AND THE VARIABLE ACCOUNT

     AUL is taxed as a life insurance company under Part I, Subchapter L of the Code. The operations of Fund B will form a part of, and be taxed with, the operations of AUL and therefore Fund B is not taxed as a "regulated investment company" under the Code.

TAX TREATMENT OF RETIREMENT PROGRAMS

     The Contracts described in this Prospectus are offered for use with several types of retirement programs as described above. The tax rules applicable to Participants in such retirement programs vary according to the type of retirement plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement programs. Participants under such programs, as well as Owners, Annuitants, Beneficiaries and other payees are cautioned that the rights of any person to any benefits under these programs may be subject to the terms and conditions of the Plans themselves, regardless of the terms and conditions of the Contracts issued in connection therewith.

     Generally, no taxes are imposed on the increases in the value of a Contract by reason of investment experience until a distribution occurs, either as a lump-sum payment or annuity payments under an elected Annuity Option or in the form of cash withdrawals, surrenders, or other distributions prior to the Annuity Commencement Date.

     When annuity payments commence (as opposed to a lump-sum distribution), under Section 72 of the Code, the portion of each payment attributable to contributions that were taxable to the Participant in the year made, if any, is excluded from gross income as a return of the Participant's investment. The portion so excluded is determined at the time the payments commence by dividing the Participant's investment in the Contract by the expected return. The periodic payments in excess of this amount are taxable as ordinary income. Once the participant's investment has been recovered, the full annuity payment will be taxable. If the annuity should stop before the investment has been received, the unrecovered portion is deductible on the Annuitant's final return. If the Participant made no contributions that were taxable to the Participant in the year made there would be no portion excludable.

     The amounts that may be contributed to the

Plans are subject to limitations that may vary depending on the type of Plan. In addition, early distributions from most Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Participant to penalty taxes. As a result, the minimum distribution rules could limit the availability of certain Annuity Options to Participants and their Beneficiaries.

     Below are brief descriptions of various types of retirement programs and the use of the Contracts in connection therewith.

EMPLOYEE BENEFIT PLANS

     Code Section 401 permits business employers and certain associations to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     If a Participant under an Employee Benefit Plan receives a lump-sum distribution, the portion of the distribution equal to any contribution that was taxable to the Participant in the year when paid is received tax free. The balance of the distribution will be treated as ordinary income. Special five-year forward averaging provisions under Code Section 402 may be utilized on any amount subject to ordinary income tax treatment, provided that the Participant has reached age 59 1/2, has not previously elected forward averaging for a distribution from any Employee Benefit Plan after reaching age 59 1/2, and has not rolled over a partial distribution from a similar plan into an individual retirement account or annuity. Special ten-year averaging and a capital-gains election may be available to a Participant who reached age 50 before 1986.

403(B) PROGRAMS

     Code Section 403(b) permits public school systems and certain types of charitable, educational, and scientific organizations specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees, and, subject to certain limitations, allows employees of those organizations to exclude the amount of contributions from gross income for Federal income tax purposes.

     If a Participant under a 403(b) Program makes a surrender or partial withdrawal from the Participant's Account, the Participant will realize income taxable at ordinary tax rates on the full amount received. See "Constraints on Distributions from Section 403(b) Annuity Contracts." Since, under a 403(b) Program, contributions are excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

408 PROGRAMS

     Code Sections 219 and 408 permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans and Employer/Association Established Individual Retirement Account Trusts, known as an Individual Retirement Account ("IRA"). These IRA accounts are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Sale of the Contracts for use with IRA's may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

     If a Participant under a 408 Program makes a surrender or partial withdrawal from the Participant's Account, the Participant will realize income taxable at ordinary tax rates on the full amount received. Since under a 408 Program, contributions are deductible from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence.

457 PROGRAMS

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes. The employees must be Participants in an eligible deferred compensation plan.

     If the Employer sponsoring a 457 Program requests and receives a withdrawal for an eligible employee in connection with a 457 Program, then the amount received by the employee will be taxed as ordinary income. Since under a 457 Program, contributions are excludable from the taxable income of the employee, the full amount received will be taxable when annuity payments commence or other distribution is made.

TAX PENALTY

     Any distribution made to a Participant from an Employee Benefit Plan, a 408 Program or a 403(b) Program other than on account of one or more of the following events will be subject to a 10% penalty tax on the amount includible in gross income:

   (a) the Participant has attained age 59 1/2;
   (b) the Participant has died; or
   (c) the Participant is disabled.

     In addition, a distribution from an Employee Benefit Plan or 403(b) Program will not be subject to a 10% excise tax on the amount distributed if the Participant is 55 and has separated from service. Distributions that are made as a part of a series of substantially equal periodic payments over the life of a Participant where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medial care also may not be subject to an excise tax.

WITHHOLDING

     Distributions from an Employee Benefit Plan under Code Section 401(a) or a 403(b) Program to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump-sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts to another Employee Benefit Plan or 403(b) Program or to an Individual Retirement Account under Code Section 408. The taxable amount is the amount of the distribution, less the amount allocable to after-tax contributions.

     All other types of distributions from Employee Benefit Plans and 403(b) Programs, and all distributions from Individual Retirement Accounts, are subject to federal Income tax withholding on the taxable amount unless the distributee elects not to have the withholding apply. The amount withheld is based on the type of distribution. Federal tax will be withheld from annuity payments (other than those subject to mandatory 20% withholding) pursuant to the recipient's withholding certificate. If no withholding certificate is filed with AUL, tax will be withheld on the basis that the payee is married with three withholding exemptions. Tax on all surrenders and lump-sum distributions from Individual Retirement Accounts will be withheld at a flat 10% rate.

     Withholding on annuity payments and other distributions from the Contract will be made in accordance with regulations of the Internal Revenue Service.

--------------------------------------------------------------------------------

                         YEAR 2000 READINESS DISCLOSURE

--------------------------------------------------------------------------------


     In recent years, the Year 2000 problem has received extensive publicity. The problem arises because most computer systems and programs were written with dates expressed as a 2 digit code. Unless steps are taken, many systems may read the year "2000" as "1900" and date-related computations either would not be processed or would be processed incorrectly. This could have a material and adverse effect on financial institutions, such as banks and insurance companies like AUL. To prevent this, AUL began assessing the potential impact in early 1996 and adopted a detailed written work plan in June, 1997 to deal with Year 2000 issues.

     Due  to  the   complexity   of   this   issue   and   the   ever-increasing
interrelationships of computer systems in the United States, it would be extremely difficult for any company to state that it has or will achieve complete Year 2000 compliance or to guarantee that its systems will not be affected in any way on January 1, 2000. However, AUL currently believes that all critical computer systems and software (those systems or software, which would cause great disruption to AUL if they were inoperable for any length of time or if they were to generate erroneous data) are, as of April 1, 1999, Year 2000 compliant. Although AUL has no reason to believe that these steps will not be sufficient to avoid any material adverse impact from Year 2000 issues and is addressing Year 2000 issues by using both internal staff and external consultants, by replacing or upgrading hardware, operating systems, and application software, by remediating current application software by testing hardware and software in future dated scenarios, there can be no assurance that AUL's efforts will be sufficient to avoid any adverse impact. This total effort for all activities to make AUL systems ready for the year 2000 is currently expected to amount to more than 250 person years of labor at a cost of approximately $19,000,000 which has been or will be expensed against current operating funds. As of December 31, 1998, $13,000,000 of this cost has already been incurred.

     As a part of its plan, AUL has surveyed its primary business partners to be sure that they have taken steps to address the Year 2000 issues. AUL will continue to monitor the status of all business partner' Year 2000 efforts. Additionally, a contingency planning effort is underway to identify means by which the risk associated with potential internal or external failures can be reduced. Year 2000 contingency planning also includes development of a mechanism to identify and respond to problems that could develop and to define steps to be taken should problems arise.


--------------------------------------------------------------------------------

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

    There are no legal proceedings pending which would materially affect Fund B.

--------------------------------------------------------------------------------

                                HISTORICAL RECORD

--------------------------------------------------------------------------------

     The value of an Accumulation Unit was established at $1.00 with the initial payment being received on August 8, 1969. The following is a historical record of quarterly values of an Accumulation Unit to December 31, 1998.

          Date           Value
          ----           -----

        Aug. 8, 1969     1.000
      Sept. 30, 1969     1.032
       Dec. 31, 1969     1.086
       Mar. 31, 1970     1.075
       June 30, 1970      .863
      Sept. 30, 1970     1.027
       Dec. 31, 1970     1.142
       Mar. 31, 1971     1.261
       June 30, 1971     1.218
      Sept. 30, 1971     1.214
       Dec. 31, 1971     1.278
       Mar. 31, 1972     1.321
       June 30, 1972     1.333
      Sept. 30, 1972     1.364
       Dec. 31, 1972     1.471
       Mar. 31, 1973     1.337
       June 30, 1973     1.210
      Sept. 30, 1973     1.338
       Dec. 31, 1973     1.115
       Mar. 31, 1974     1.116
       June 30, 1974     1.012
      Sept. 30, 1974      .737
       Dec. 31, 1974      .815
       Mar. 31, 1975     1.015
       June 30, 1975     1.167
      Sept. 30, 1975     1.000
       Dec. 31, 1975     1.102
       Mar. 31, 1976     1.244
       June 30, 1976     1.280
      Sept. 30, 1976     1.333
       Dec. 31, 1976     1.353
       Mar. 31, 1977     1.230
       June 30, 1977     1.262
      Sept. 30, 1977     1.250
       Dec. 31, 1977     1.248
       Mar. 31, 1978     1.168
       June 30, 1978     1.298
      Sept. 30, 1978     1.396
       Dec. 31, 1978     1.313
       Mar. 31, 1979     1.366
       June 30, 1979     1.397
      Sept. 30, 1979     1.488
       Dec. 31, 1979     1.450
       Mar. 31, 1980     1.356
       June 30, 1980     1.521
      Sept. 30, 1980     1.558
       Dec. 31, 1980     1.663
       Mar. 31, 1981     1.667
       June 30, 1981     1.636
      Sept. 30, 1981     1.438
       Dec. 31, 1981     1.550
       Mar. 31, 1982     1.519
       June 30, 1982     1.513
      Sept. 30, 1982     1.679
       Dec. 31, 1982     1.943
       Mar. 31, 1983     2.079
       June 30, 1983     2.242
      Sept. 30, 1983     2.241
       Dec. 31, 1983     2.270
       Mar. 31, 1984     2.214
       June 30, 1984     2.149
      Sept. 30, 1984     2.278
       Dec. 31, 1984     2.336
       Mar. 31, 1985     2.514
       June 30, 1985     2.720
      Sept. 30, 1985     2.624
       Dec. 31, 1985     3.015
       Mar. 31, 1986     3.505
       June 30, 1986     3.581
      Sept. 30, 1986     3.384
       Dec. 31, 1986     3.553
       Mar. 31, 1987     4.240
       June 30, 1987     4.432
      Sept. 30, 1987     4.735
       Dec. 31, 1987     3.772
       Mar. 31, 1988     3.904
       June 30, 1988     4.173
      Sept. 30, 1988     4.125
       Dec. 31, 1988     4.194
       Mar. 31, 1989     4.403
       June 30, 1989     4.720
      Sept. 30, 1989     5.086
       Dec. 31, 1989     5.232
       Mar. 31, 1990     5.144
       June 30, 1990     5.341
      Sept. 30, 1990     4.596
       Dec. 31, 1990     4.980
       Mar. 31, 1991     5.816
       June 30, 1991     5.969
      Sept. 30, 1991     6.034
       Dec. 31, 1991     6.205
       Mar. 31, 1992     6.388
       June 30, 1992     6.435
      Sept. 30, 1992     6.389
       Dec. 31, 1992     6.786
       Mar. 31, 1993     7.232
       June 30, 1993     7.252
      Sept. 30, 1993     7.570
       Dec. 31, 1993     8.099
       Mar. 31, 1994     8.095
       June 30, 1994     7.927
      Sept. 30, 1994     8.363
       Dec. 31, 1994     8.263
       Mar. 31, 1995     8.537
       June 30, 1995     9.235
      Sept. 30. 1995     9.765
       Dec. 31, 1995     9.914
       Mar. 31, 1996    10.293
       June 30, 1996    10.728
      Sept. 30, 1996    11.186
       Dec. 31, 1996    11.774
       Mar. 31, 1997    11.981
       June 30, 1997    13.788
      Sept. 30, 1997    15.344
       Dec. 31, 1997    15.307
       Mar. 31, 1998    16.793
       June 30, 1998    16.723
      Sept. 30, 1998    14.758
       Dec. 31, 1998    16.323

--------------------------------------------------------------------------------
                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Financial statements and other information relating to Fund B and American United Life Insurance Company(R) may be found in the Statement of Additional Information. To obtain a copy of the current Statement of Additional Information, mail the Business Reply Mail card included in this Prospectus to AUL. Postage has been prepaid for your convenience. This card may also be used for inquiries regarding AUL or Fund B.

  The Table of Contents for the Statement of Additional Information follows.

                                                                               Location in
                                                                              Statement of
                                                                               Additional
                                                                               Information


               Cover Page..................................................         1
               Table of Contents...........................................         2
               General Information and History.............................         3
               Investment Objectives and Policies..........................         3
               Management of Fund B........................................         3
               Investment Advisory and Other Services......................         4
               Brokerage...................................................         5
               Purchase and Pricing of Securities Being Offered............         5
               Underwriters................................................         6
               Annuity Payments and Other Calculations.....................         6
               Financial Statements of Fund B..............................         7
               Financial Statements of AUL.................................        15

================================================================================

     No dealer, salesman or any other person is authorized by Fund B or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.


     AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL Pooled Equity Fund B, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.

================================================================================



                              AMERICAN UNITED LIFE
                              POOLED EQUITY FUND B

                        Group Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)



                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                               Dated: May 1, 1999


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                    American United Life Pooled Equity Fund B
                        Group Variable Annuity Contracts

                                     Sold By


                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282

                                 (317) 285-1877



                                 (Fund B Logo)




       This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus for American United Life Pooled Equity Fund B dated May 1, 1999.


       A Prospectus is available upon request by mailing the Business Reply Mail card included in this Statement of Additional Information to AUL. Postage has been prepaid for your convenience.


       The date of this Statement of Additional Information is May 1, 1999.

                     (This page left intentionally blank.)

                            Table of Contents for the
                       Statement of Additional Information


                                                                                                   Location in             Cross
                                                                                                  Statement of           Reference
                                                                                                   Additional         to Location in
                                                                                                   Information          Prospectus

Cover Page....................................................................................            1                    -
Table of Contents.............................................................................            2                   25
General Information and History...............................................................            3                    8
Investment Objectives and Policies............................................................            3                    8
Management of Fund B..........................................................................            3                   10
Investment Advisory and Other Services........................................................            4                   11
Brokerage.....................................................................................            5                    -
Purchase and Pricing of Securities Being Offered..............................................            5                   16
Underwriters..................................................................................            6                    -
Annuity Payments and Other Calculations.......................................................            6                   14
Financial Statements of Fund B................................................................            7                    -
Financial Statements of AUL...................................................................           15                    -


                     (This page left intentionally blank.)

                         GENERAL INFORMATION AND HISTORY

     See page 8 of the Prospectus for a description of the history and operations of both AUL and Fund B.

                       INVESTMENT OBJECTIVES AND POLICIES

     See  the  Prospectus  for  the  complete   description  of  the  Investment
Objectives and Policies of Fund B.

     Fund B has no fixed policy as to timing or amount of sales or purchase of securities. Fund B does not engage in trading on a short-term basis. However, occasionally Fund B may sell investments which have been held for only a short period of time when it is deemed necessary to achieve the long-range objectives of Fund B. While no specific prediction regarding turnover of securities may be made, it is not contemplated that annual turnover of securities in the portfolio under normal circumstances will be in excess of 50%. Portfolio turnover during the last 10 years is itemized in the Condensed Financial Information in the Prospectus.

                              MANAGEMENT OF FUND B

     Fund B is managed by a Board of Managers, consisting of five members who were initially appointed by AUL. The Board has adopted Rules and Regulations for Fund B. Commencing with the first Annual Meeting of Fund B Participants on May 8, 1970, and at each Annual Meeting of Fund B Participants until May 6, 1994, successors to the members of the Board of Managers whose terms had expired were elected to serve for terms of three (3) years and until their successors were duly elected and qualified. At the Annual Meeting of Participants held on May 6, 1994, a proposal to amend the Rules and Regulations was approved by the Participants. Under the proposal, as approved, an Annual Meeting of Fund B Participants would not be held in any year when only routine matters were being considered. The re-election of those Members of the Board of Managers who had previously been elected by the Participants would be considered a routine matter so long as a majority of the Board has previously been elected by Fund B Participants. However, a Participants' meeting will be held whenever required by Federal securities laws. On August 4, 1997, a Meeting of Participants was held and the five managers named below were elected by the Participants to serve as members of the Board of Managers of Fund B:

                                           Position with             Present Position and Principal
Name                                       Fund B                    Occupation During Last Five Years
----                                       ------                    ---------------------------------
James W. Murphy*                           Chairman and              Senior Vice President, Corporate Finance, AUL
                                           Member

Ronald D. Anderson                         Member                    Professor, School of Business, Indiana University,
                                                                     Indianapolis (8/88 to present)

Leslie Lenkowsky                           Member                    Professor, Indiana University Center of Philanthropy,
                                                                     Indiana University, Indianapolis (9/97 to present)
                                                                     President, Hudson Institute (6/90 to 9/97)

R. Stephen Radcliffe*                      Member                    Director and Executive Vice President, AUL, (8/94 to present);
                                                                     Senior V.P., Chief Actuary, AUL, (5/83 - 8/94)

James P. Shanahan*                         Member                    Senior Vice President, Pension Operations, AUL
                                                                     (1/84 to 1/98)
-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Wacker*                         Secretary to the          Associate General Counsel, AUL, (10/92 to present)
                                           Board



*Classified as an interested person under the Investment Company Act of 1940.

REMUNERATION OF THE BOARD OF MANAGERS

     Aggregate remuneration for all members of the Board of Managers and the Secretary to the Board of Managers of Fund B for the year 1998 was as follows:

Name of Individual or                                      Capacities in Which Remuneration                        Aggregate
  Identity of Group                                              Will be Received                                 Remuneration
--------------------                                       --------------------------------                       ------------
All  members of the Board of  Managers  and                As members of the Board of  Managers                    $5,000.00*
the  Secretary  of Fund B, as a group                      or Secretary  of Fund B



*AUL has agreed to pay $1,500 per year, plus a $50 expense allowance per meeting attended to each member of the Board of Managers of Fund B who is not also an active employee of AUL and any member's out of state travel expenses incurred to attend meetings of the Board of Managers. Active employees of AUL who serve Fund B will not be additionally compensated by AUL for such services. It is not estimated that any additional remuneration will be paid by either AUL or Fund B to the members of the Board of Managers and the Secretary to the Board of Managers of Fund B other than what AUL has so agreed to pay. It is estimated that the aggregate remuneration for all members of the Board of Managers and the Secretary to the Board of Managers of Fund B, as a group, for the current fiscal year will not exceed $5,500.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     American United Life Insurance Company(R) is a Registered Investment Adviser and as such provides investment advisory services to Fund B. A general description of the business and organization of AUL can be found in the Prospectus. Information regarding the computation of the advisory fee payable by Fund B to AUL is described in the topic "Investment Management Services" in of the Prospectus. For its services under the Investment Management Services Agreement. AUL charged Fund B $42,515 in the year 1998, $40,319 in the year 1997,and $37,854 in the year 1996.


The following is a list of the Directors and senior officers of AUL.


                                    Positions and Offices                                        Positions and Offices
Name                                       with AUL                                                   with Fund B
----                                ---------------------                                        ---------------------

John H. Barbre                      Senior Vice President                                               None
John R. Barton                      Senior Vice President                                               None
Steven C. Beering M.D.              Director                                                            None
William R. Brown                    General Counsel & Secretary;
                                      Secretary, State Life Insurance Company                           None
Arthur L. Bryant                    Director; President, State Life Insurance Company                   None
James M. Cornelius                  Director                                                            None
James E. Dora                       Director                                                            None
Otto N. Frenzel III                 Director and Chairman of the Audit Committee, AUL                   None
David W. Goodrich                   Director                                                            None
William P. Johnson                  Director                                                            None
Scott A. Kincaid                    Senior Vice President                                               None
Charles D. Lineback                 Senior Vice President                                               None
James T. Morris                     Director and Chairman of the Salary and Nominating Committee        None
James W. Murphy                     Senior Vice President                                               Chairman and Member, Board
                                                                                                          of Managers
Jerry L. Plummer                    Senior Vice President                                               None
R. Stephen Radcliffe                Director and Executive Vice President                               Member, Board of Managers
Thomas E. Reilly Jr.                Director and Chairman of the Finance Committee, AUL                 None
William R. Riggs                    Director                                                            None
G. David Sapp                       Senior Vice President                                               None
John C. Scully                      Director                                                            None
Jerry D. Semler                     Chairman of the Board, President, Chief Executive Officer,          None
                                      Chairman of the Executive Committee and the AUL Acquisition
                                      Committee, AUL; Chairman of the Board and Chief Executive
                                      Officer, State Life Insurance Company
Yvonne H. Shaheen                   Director                                                            None
William L. Tindall                  Senior Vice President                                               None
Frank D. Walker                     Director                                                            None

CUSTODIAL ARRANGEMENTS

     Substantially all of the assets of Fund B are held by National City Bank, Indiana, under a custodial agreement to which AUL, Fund B and such Bank are parties.

INDEPENDENT ACCOUNTANTS



     PricewaterhouseCoopers, LLP, One American Square, Indianapolis, Indiana, serve as independent accountants for Fund B and AUL. PricewaterhouseCoopers LLP provides the following audit services for Fund B: audit of Fund B's and AUL's annual financial statements; review and read filings with the Securities and Exchange Commission; and consultation regarding financial accounting and reporting matters. PricewaterhouseCoopers, LLP is not engaged to provide any non-audit services nor do they have any direct or material indirect interest in Fund B.


OTHER FEES RECEIVED BY AUL

     AUL also receives compensation under the Sales and Administrative Services Agreement for the services described in of the Prospectus. For these services, during 1998, AUL charged Fund B $8,979. In the years 1997 and 1996, AUL charged Fund B $10,654 and $23,406 respectively, under the terms of this Agreement.

     AUL also assumes the risks that annuitants as a class will live longer than estimated and that its expenses will exceed the fees received from Fund B as described in the Prospectus. Total mortality and expense risk payments to AUL were $127,545 in 1998, $120,956 in 1997, and $113,562 in 1996.

                                    BROKERAGE

     With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as a principal, it is the policy of Fund B to obtain the most favorable prices and execution of orders. AUL, as the investment advisor, is responsible for the execution of this policy. However, AUL investment personnel may be allowed to pay a broker a commission in excess of that which another broker might charge for the same transaction if the executing broker has provided AUL with statistical and factual information and services. This type of information is customarily available only in return for brokerage and under this type of arrangement, AUL customarily receives investment reports, recommendations and analyses regarding individual companies, industries, and the economy in general with regard to equity investing. Access to such information is a commonly recognized way to keep abreast of information circulated generally among institutional investors by broker-dealers. Research services furnished by such brokers may be used by AUL in servicing any of its other separate accounts, however, and not solely by or for the benefit of Fund B.


     During 1998, 100% of the Fund B portfolio transactions constituting brokerage commissions of $10,462 placed with broker-dealers providing such information. For the years 1997 and 1996, brokerage commissions were paid to such broker-dealers in the amounts of $6,479 and $8,355 respectively. For 1998, the aggregate dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid was $7,462,929. For 1997 and 1996, the respective aggregate dollar values were $4,359,679 and $3,880,798. While this information is useful in varying degrees, it is of indeterminable value. No portion of any commissions payable to a broker-dealer from the purchase or sale of portfolio securities of Fund B will be surrendered to any other broker-dealer who was not involved in the execution of such transactions. Brokerage transactions and portfolio decisions for Fund B are made through the office of G. David Sapp, AUL Senior Vice President, Investments.


     Some securities considered for investment by the Fund's Portfolio may also be appropriate for other accounts served by the Advisor, including the Adviser's general account. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these accounts served by the Adviser is considered at or about the same time, it is the policy of AUL not to favor any one account or Portfolio over another, and any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a particular portfolio transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. This allocation method and the results of such allocations, are subject to periodic review by the Fund's Adviser and the Board of Managers.

     Fund B will use the third and over-the-counter markets whenever the best prices and executions for securities can be obtained through such use, and it intends to deal with the principal market makers in such transactions. It is contemplated that a substantial majority of the transactions will involve securities traded on national exchanges.

                PURCHASE AND PRICING OF SECURITIES BEING OFFERED

     Variable annuity contracts are sold by AUL through life insurance salesmen who have been licensed by the state insurance departments and through certain of its home office employees. Where state law so requires, such persons are also licensed or registered as securities salesmen.

     Accumulation Units are purchased with Net Payments or Contributions from Participants as described in the Prospectus. There are no special purchase plans or exchange privileges.

                                  UNDERWRITERS

     The variable annuity contracts described in the Prospectus and in this Statement of Additional Information are sold and underwritten on a continuous basis by American United Life Insurance Company(R). Underwriting commissions received by AUL from Fund B have been listed previously and identified as sales and administrative services fees under "Other Fees Received by AUL" on page 5.

                     ANNUITY PAYMENTS AND OTHER CALCULATIONS

1.  AMOUNT OF VARIABLE RETIREMENT ANNUITY

     Assume  a  Participant  at the  date  of  retirement  has  credited  to his individual account 23,000 Accumulation Units, and that the value of an Accumulation Unit at the valuation immediately following the eighteenth day of the month preceding the Annuity Commencement Date was $2.649321, producing a total value of his individual account of $60,934.38. Assume also that the Participant elects an option for which the table in the Group Contract indicates the first monthly payment is $6.83 per $1,000 of value applied; the Participant's first monthly payment would thus be 60.93438 multiplied by $6.83 or $416.18.

     Assume that the Annuity Unit value at the valuation immediately following the eighteenth day of the month preceding the Annuity Commencement Date was $1.324655. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 314.179919. The value of this same number of Annuity Units will be paid in each subsequent month.

     To illustrate the calculation of the amount of the payment due in any subsequent month, assume further that the value of an Annuity Unit at the valuation immediately following the eighteenth day of the month previous to the month in which the payment is due is $1.327020. The payment for that month is then calculated by multiplying the number of Annuity Units (314.179919) by the Annuity Unit value ($1.327020) which produces a payment of $416.92.

 2.  VALUATION OF ASSETS AND DETERMINATION OF NET  INVESTMENT FACTOR

     Assume a Valuation Period of one day's duration at the beginning of which the value of the assets of Fund B was $10,000,000 and the value of an Accumulation Unit was $1.276431. Assume further that during the Valuation Period investment income was $1,850, net realized capital losses were $500, net unrealized capital gains were $2,500, and there were no applicable taxes or expenses of Fund B which were not the contractual liability of AUL. The value of the assets of Fund B at the end of the Valuation Period would thus be $10,003,850 ($10,000,000 plus $1,850, minus $500 plus $2,500).

     The gross investment rate for the Valuation Period would be equal to (a) $3,850 ($1,850 minus $500, plus $2,500) divided by (b) $10,000,000 which produces .0003850. The net investment rate for the Valuation Period is determined by deducting .0000328 for one day from the gross investment rate, which results in a net investment rate of .0003522. The Net Investment Factor for the Valuation Period would be determined as the net investment rate plus 1.0000000, or 1.0003522.

     The value of the Accumulation Unit at the end of such Valuation Period would equal the value at the beginning of the period ($1.276431) multiplied by the Net Investment Factor for the period (1.0003522), which produces $1.276881.

3.  OPTIONAL VARIABLE ANNUITY SETTLEMENT -  OPTION 4

     If it is assumed that (a) $15,000 were applied to purchase an annuity under this option, (b) the value of an Annuity Unit was $1.753261 on the Annuity Commencement Date, (c) the number of Annuity Units represented by each monthly payment was 53.985117, (d) 23 monthly annuity payments were made prior to the date of death, and (e) the value of an Annuity Unit on the valuation date following the Annuitant's death was $1.849375, then the amount paid to the beneficiary would be $13,526.01.

                              FINANCIAL STATEMENTS
                    AMERICAN UNITED LIFE POOLED EQUITY FUND B

The following financial statements relate to the condition and operations of Fund B.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Managers and Contract Owners
American United Life Pooled Equity Fund B


In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 1, 1999

           American United Life Pooled Equity Fund B
                    STATEMENT OF NET ASSETS
                       December 31, 1998

Assets:
Investments at value (cost: $9,745,937)
 Common stock                                           $ 12,802,622
 Money market mutual funds                                   629,256
 Short-term notes                                            297,420
                                                        ------------
                                                          13,729,298

Cash                                                          41,328
Dividends and interest receivable                             18,229
                                                        ------------
   Total assets                                           13,788,855

Liabilities:
Payable for investments purchased                             42,350
Due to AUL                                                    13,599
                                                        ------------
   Total liabilities                                          55,949

Net Assets                                              $ 13,732,906
                                                        ============

Units outstanding                                            841,122
                                                        ============

Accumulation Unit Value                                 $      16.32
                                                        ============

  The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
                    STATEMENT OF OPERATIONS
              for the year ended December 31, 1998

Net Investment Income:
Income
 Dividends                                              $    273,460
 Interest                                                     23,697
                                                        ------------
                                                             297,157
                                                        ------------
Expense
 Investment management services                               42,515
 Mortality and expense risks charges                         127,546
                                                        ------------
                                                             170,061
                                                        ------------
   Net investment income                                     127,096
                                                        ------------
Gain on Investments:
Net realized gain                                          2,519,736
Net change in unrealized appreciation                    (1,728,633)
                                                        ------------
   Net gain                                                  791,103
                                                        ------------
Increase in Net Assets from Operations                  $    918,199
                                                        ============

  The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
              STATEMENTS OF CHANGES IN NET ASSETS
         for the years ended December 31, 1998 and 1997

                                                               1998        1997
                                                               ----        ----
Operations:
Net investment income                                  $    127,096 $   120,442
Net realized gain                                         2,519,736   1,177,099
Net change in unrealized appreciation                    (1,728,633)  2,177,306
                                                       ------------ -----------
   Increase in net assets from operations                   918,199   3,474,847
                                                       ------------ -----------
Changes from Contract Owner Transactions:
Proceeds from units sold                                    273,438     262,150
Payments for units withdrawn                             (1,735,807) (2,025,646)
Payments for units redeemed                                  (2,460)     (3,204)
                                                        ------------ -----------
   Decrease                                              (1,464,829) (1,766,700)
                                                        ------------ -----------

Net (decrease) increase in net assets                      (546,630)  1,708,147
Net Assets at beginning year                             14,279,536  12,571,389
                                                        ------------ -----------
Net Assets at end of year                              $ 13,732,906 $14,279,536
                                                       ============ ===========
Units sold                                                   17,400      18,716
Units withdrawn                                            (108,807)   (153,443)
Units redeemed                                                 (153)       (233)
                                                        ------------ -----------
Net decrease in units  outstanding                          (91,560)   (134,960)
Units outstanding at beginning of year                      932,682   1,067,642
                                                        ------------ -----------
Units outstanding at end of year                            841,122     932,682
                                                       ============ ===========
  The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
                    SCHEDULE OF INVESTMENTS
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value
                -----------                                   ------  ----------
Common Stock (93.2%)
Aerospace (1.8%)
 Boeing Co.                                                    3,900  $  127,238
 Precision Castparts Corporation                               2,700     119,475
                                                                      ----------
                                                                         246,713
                                                                      ----------
Automotive & Auto Parts (8.5%)
 Bandag, Inc.                                                  8,300     331,481
 Carlisle Companies                                            4,700     242,638
 Ford Motor Co.                                                7,200     422,550
 TBC Corporation*                                             23,300     166,012
                                                                      ----------
                                                                       1,162,681
                                                                      ----------
Banks & Financial (12.8%)
 American Express Company                                      2,700     276,075
 Associates First Capital                                      4,498     190,603
 Bank One Corporation                                          5,932     302,903
 Citigroup, Inc.                                               8,644     428,959
 Ohio Casualty Corporation                                     7,000     287,875
 Washington Mutual                                             7,255     277,050
                                                                      ----------
                                                                       1,763,465
                                                                      ----------
Broadcasting & Publishing (5.0%)
 Chris-Craft Industries, Inc.*                                 4,356     209,904
 Gibson Greetings, Inc.*                                       6,500      77,188
 Meredith Corporation                                          6,200     234,825
 Moore Corporation, Ltd.                                      15,300     168,300
                                                                      ----------
                                                                         690,217
                                                                      ----------
Electrical Equipment & Electronics (3.3%)
 Baldor Electric Company                                      14,640     296,460
 General Electric Company                                      1,500     153,000
                                                                      ----------
                                                                         449,460
                                                                      ----------
Entertainment & Leisure (4.4%)
 CPI Corporation                                               8,900     235,850
 Fleetwood Enterprises, Inc.                                  10,700     371,825
                                                                      ----------
                                                                         607,675
                                                                      ----------
Furniture & Apparel (10.8%)
 Hillenbrand Industries, Inc.                                  5,200     295,750
 Kellwood Corporation                                          7,500     187,500
 La-Z-Boy Chair Company                                       25,800     459,563
 Liz Claiborne, Inc.                                           8,500     268,281
 Reebok International*                                        18,300     272,212
                                                                      ----------
                                                                       1,483,306
                                                                      ----------
 *does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
              SCHEDULE OF INVESTMENTS (continued)
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value
                -----------                                   ------  ----------
Common Stock (93.2%), continued
Health Care (2.9%)
 Acuson Corporation*                                           9,700 $   143,681
 McKesson Corporation                                          1,400     110,688
 Merck & Company, Inc.                                         1,000     147,500
                                                                      ----------
                                                                         401,869
                                                                      ----------
Information Processing & Telecommunications (9.4%)
 A T & T Corp.                                                 2,100     158,025
 Ascend Communications, Inc.*                                  2,625     172,594
 International Business Machines Corporation                     800     147,500
 Sun Microsystems, Inc.*                                       7,900     676,438
 Telxon Corporation                                            9,500     131,812
                                                                      ----------
                                                                       1,286,369
                                                                      ----------
Merchandising (7.0%)
 Enesco Group, Inc.                                            5,500     127,875
 Gymboree Corporation*                                        21,600     137,700
 Land's End, Inc.*                                             8,900     239,744
 Longs Drug Stores Corporation                                12,100     453,750
                                                                      ----------
                                                                         959,069
                                                                      ----------
Metals & Mining (11.2%)
 AK Steel Holding Corporation                                 17,000     399,500
 Aluminum Company of America                                   5,400     402,638
 Cleveland Cliffs, Inc.                                        7,200     290,250
 Oregon Steel Mills, Inc.                                     17,100     203,063
 Phelps Dodge Corporation                                      4,900     249,287
                                                                      ----------
                                                                       1,544,738
                                                                      ----------
Oil & Oil Services (5.1%)
 Royal Dutch Petroleum Company                                 6,200     296,825
 Tidewater, Inc.                                               8,300     192,456
 Valero Energy                                                 9,700     206,125
                                                                      ----------
                                                                         695,406
                                                                      ----------
*does not pay cash dividends

The accompanying notes are an integral part of the financial statements.

           American United Life Pooled Equity Fund B
              SCHEDULE OF INVESTMENTS (continued)
                       December 31, 1998
                                                                          Market
                Description                                   Shares       Value
                -----------                                   ------  ----------
Common Stock (93.2%), continued
Transportation (4.6%)
 Alexander & Baldwin, Inc.                                    12,300 $   285,975
 Norfolk Southern Corporation                                 10,900     345,392
                                                                      ----------
                                                                         631,367
                                                                      ----------
Miscellaneous (6.4%)
 Kelly Services, Inc.                                         10,300     327,025
 Michael Foods, Inc.                                           5,700     171,000
 PG&E Corporation                                              8,773      76,350
 Park Electrochemical Corp.                                    3,700     105,912
                                                                      ----------
                                                                         880,287
                                                                      ----------
   Total common stock (cost: $8,819,261)                              12,802,622
                                                                      ----------
Money Market Mutual Funds (4.6%)
Dreyfus Cash Management                                      293,336     293,336
Merrill Lynch Institutional Fund                             335,920     335,920
                                                                      ----------
   Total money market mutual funds (cost: $629,256)                      629,256
                                                                      ----------
                                    Interest    Maturity   Principal
                                      Rate        Date      Amount
                                    --------    --------   ---------
Short-term Notes (2.2%)
John Deere & Co. (cost: $297,420)      5.16%     1/22/99     300,000     297,420
                                                                      ----------
Total Investments (cost: $9,745,937)                                 $13,729,298
                                                                     ===========
*does not pay cash dividends
       All investments are in United States enterprises.

The accompanying notes are an integral part of the financial statements.

                 NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis. Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

Net realized  gain and  unrealized  appreciation  on  investments  is summarized below.
                                               Common
                                               Stock
                                            ------------
Net Realized Gain:
Proceeds from securities sold               $  4,903,607
Cost of securities sold                        2,383,871
                                            ------------
                                            $  2,519,736
                                            ============
Net change in Unrealized Appreciation:
Market value at end of period               $ 12,802,622
Less: investments purchased                  (3,910,823)
Add: investments sold at cost                  2,383,871
Less: market value at beginning of year     (13,004,303)
                                            ------------
                                            $(1,728,633)
                                            ============

3. TRANSACTIONS WITH AUL

Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense risk charges. The expense incurred during the years ended December 31, 1998 and 1997 was $170,061 and $161,275, respectively. AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 1998 and 1997 was $8,980 and $10,654, respectively.

4. NET ASSETS

Net Assets as of December 31, 1998:
Proceeds from units sold less payments      $(9,407,267)
for units withdrawn and redeemed
Net investment income                          4,226,527
Net realized gains                            14,930,285
Unrealized appreciation                        3,983,361
                                            ------------
                                            $ 13,732,906
                                            ============
The unrealized appreciation of $3,983,361 consists of common stock appreciation and depreciation of $4,707,260 and $723,899, respectively.

                              FINANCIAL HIGHLIGHTS

The per unit amounts are based on average units outstanding throughout the year.

                                             Year Ended December 31
                            ----------------------------------------------------
                            1998        1997        1996        1995        1994
                            ----        ----        ----        ----        ----

Investment income         $ 0.33      $ 0.28      $ 0.26      $ 0.24      $ 0.19
Expenses                    0.19        0.16        0.13        0.11        0.10
                          ------      ------      ------      ------      ------
Net investment income       0.14        0.12        0.13        0.13        0.09
Net realized gain and
unrealized appreciation
on investments              0.87        3.42        1.73        1.52        0.07
                          ------      ------      ------      ------      ------
Net increase                1.01        3.54        1.86        1.65        0.16
Value per unit:
Beginning of year          15.31       11.77        9.91        8.26        8.10
                          ------      ------      ------      ------      ------
End of year               $16.32      $15.31      $11.77      $ 9.91      $ 8.26
                          ======      ======      ======      ======      ======
Ratio to Average Net Assets:
Expenses                   1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income      0.90%       0.90%       1.25%       1.39%       1.16%
Total Return                7.6%       31.2%       19.8%       21.1%       2.94%
Portfolio Turnover Rate      29%         28%         18%         20%         23%
Units outstanding            841         933       1,068       1,264       1,417
(in 000's)

The accompanying notes are an integral part of the financial statements.

                           FINANCIAL STATEMENTS - AUL

The following statements relate solely to the condition and operations of AUL.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Report of Independent Accountants
To the Board of Directors
American United Life Insurance Company(R)
Indianapolis, Indiana


In our opinion, the accompanying combined balance sheet and the related combined statements of operations, policyholders' surplus, and cash flows present fairly, in all material respects, the financial position of American United Life Insurance Company(R) and affiliates (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP


Indianapolis, Indiana
February 26, 1999


COMBINED BALANCE SHEET
December 31                                                            1998     (in millions)       1997
--------------------------------------------------------------------------------------------------------
Assets

Investments:
         Fixed Maturities:
                  Available for sale at fair value                  $  1,695.4                 $ 1,653.8
                  Held to maturity at amortized cost                   2,536.2                   2,902.2
         Equity securities at fair value                                  75.1                      18.6
         Mortgage loans                                                1,128.5                   1,120.4
         Real estate                                                      46.6                      52.1
         Policy loans                                                    144.4                     143.1
         Short term and other invested assets                             64.9                     102.0
         Cash and cash equivalents                                        95.7                      41.2
--------------------------------------------------------------------------------------------------------
                  Total investments                                    5,786.8                   6,033.4
--------------------------------------------------------------------------------------------------------
Accrued investment income                                                 73.0                      79.3
Reinsurance receivables                                                  290.6                     244.3
Deferred acquisition costs                                               451.7                     421.2
Property and equipment                                                    56.8                      55.5
Insurance premiums in course of collection                                66.7                      72.9
Other assets                                                              16.1                      17.2
Assets held in separate accounts                                       2,594.6                   1,674.0
--------------------------------------------------------------------------------------------------------
                  Total assets                                        $9,336.3                  $8,597.8
--------------------------------------------------------------------------------------------------------
Liabilities and policyholders' surplus
Liabilities
         Policy reserves                                              $5,339.1                  $5,642.9
         Other policyholder funds                                        203.9                     177.1
         Pending policyholder claims                                     209.2                     164.3
         Surplus notes                                                    75.0                      75.0
         Other liabilities and accrued expenses                          180.4                     199.9
         Liabilities related to separate accounts                      2,594.6                   1,674.0
--------------------------------------------------------------------------------------------------------
                  Total liabilities                                    8,602.2                   7,933.2
--------------------------------------------------------------------------------------------------------
Unrealized appreciation of securities,
         net of deferred income tax                                       39.5                      36.5
Policyholders' surplus                                                   694.6                     628.1
--------------------------------------------------------------------------------------------------------
                  Total policyholders' surplus                           734.1                     664.6
--------------------------------------------------------------------------------------------------------
                  Total liabilities and policyholders' surplus        $9,336.3                  $8,597.8
--------------------------------------------------------------------------------------------------------

                                       16

COMBINED STATEMENT OF POLICYHOLDERS' SURPLUS

Policyholders' surplus at beginning of year                             $664.6                    $572.8
Net income                                                                66.5                      74.3
Change in unrealized appreciation (depreciation)
         of securities, net                                                3.0                      17.5
--------------------------------------------------------------------------------------------------------
Policyholders' surplus at end of year                                   $734.1                    $664.6
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


COMBINED STATEMENT OF OPERATIONS

Year ended December 31                                                  1998     (in millions)      1997
--------------------------------------------------------------------------------------------------------
Revenues:
Insurance premiums and other considerations                             $478.5                    $413.9
Policy and contract charges                                               87.7                      69.3
Net investment income                                                    452.1                     469.5
Realized investment gains                                                 15.8                      13.7
Other income                                                               8.9                       5.9
--------------------------------------------------------------------------------------------------------
Total revenues                                                         1,043.0                     972.3
--------------------------------------------------------------------------------------------------------
Benefits and expenses:
Policy benefits                                                         $462.4                    $386.2
Interest expense on annuities and financial products                     231.9                     257.3
Underwriting, acquisition and insurance expenses                         157.8                     131.2
Amortization of deferred acquisition costs                                59.7                      53.2
Dividends to policyholders                                                26.4                      25.0
Interest expense on surplus notes                                          5.8                       5.8
Other operating expenses                                                  10.2                       9.5
--------------------------------------------------------------------------------------------------------
Total benefits and expenses                                              954.2                     868.2
--------------------------------------------------------------------------------------------------------
Income before income tax expense                                          88.8                     104.1
Income tax expense                                                        22.3                      29.8
--------------------------------------------------------------------------------------------------------
Net income                                                             $  66.5                   $  74.3
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


COMBINED STATEMENT OF CASH FLOWS

Year ended December 31                                                  1998     (in millions)      1997
--------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
--------------------------------------------------------------------------------------------------------
Net Income                                                          $     66.5                $     74.3

Adjustments to reconcile net income to net cash
provided by operating activities:
Amortization of deferred acquisition costs                                59.7                      53.2
Depreciation                                                              11.2                      10.1
Deferred taxes                                                             8.1                       7.3
Realized investment gains                                                (15.8)                    (13.7)
Policy acquisition costs capitalized                                     (94.2)                    (90.8)
Interest credited to deposit liabilities                                 225.7                     252.1
Fees charged to deposit liabilities                                      (32.7)                    (32.9)
Amortization and accrual of investment income                            (10.8)                     (8.2)
Increase in insurance liabilities                                        169.6                     140.2
Increase in noninvested assets                                           (45.5)                    (66.3)
Increase in other liabilities                                             (1.8)                     35.1
--------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                340.0                     360.4
--------------------------------------------------------------------------------------------------------
Cash flows from investing activities:

Purchases:

Fixed maturities, Held to Maturity                                       (18.7)                   (120.8)
Fixed maturities, Available for Sale                                    (473.8)                   (348.3)
Equity securities                                                        (63.7)                     (9.4)
Mortgage loans                                                          (183.2)                   (155.4)
Real estate                                                               (4.9)                     (1.9)
Short term and other invested assets                                      (2.7)                    (43.3)

Proceeds from sales, calls or maturities:

Fixed maturities, Held to Maturity                                       388.9                     241.2
Fixed maturities, Available for Sale                                     461.6                     335.1
Equity securities                                                          8.1                       7.2
Mortgage loans                                                           179.2                     149.7
Real estate                                                                4.0                       4.3
Short term and other invested assets                                      39.9                       1.6
--------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                                334.7                      60.0
--------------------------------------------------------------------------------------------------------
Cash flows from financing activities:

Deposits to insurance liabilities                                        846.6                     713.6
Withdrawals from insurance liabilities                                (1,467.0)                 (1,112.5)
Other                                                                       .2                       (.5)
--------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                   (620.2)                   (399.4)
--------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                 54.5                      21.0
--------------------------------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                               41.2                      20.2
--------------------------------------------------------------------------------------------------------
Cash and cash equivalents end of year                               $     95.7                $     41.2
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Basis of Presentation
----------------------------------------------

American United Life Insurance Company(R) (AUL) is an Indiana-domiciled mutual life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 48 states and the District of Columbia and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its career agent distribution system. AUL's qualified group retirement plans, tax deferred annuities and other non-medical group products are marketed through independent agents and brokers, as well as career agents who are supported by 37 regional sales offices located throughout the country. Life and pooled reinsurance is marketed directly to other insurance companies. In 1998, AUL International began operations to develop reinsurance partners in Central and South America. The combined Company financial statements include the accounts of AUL and its affiliate, The State Life Insurance Company (State Life), and its subsidiary, Equity Sales Corporation. Significant intercompany transactions have been excluded.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). AUL and State Life file separate financial statements with insurance regulatory authorities which are prepared on the basis of statutory accounting practices which are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 9 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
------------

Fixed maturity securities which may be sold to meet liquidity and other needs of the Company are categorized as available for sale and are stated at fair value. Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. Equity securities are stated at fair value. Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $31.7 million at December 31, 1998 and 1997. Depreciation expense for investment real estate amounted to $2.4 million and $2.5 million for 1998 and 1997, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost plus the Company's equity in undistributed net equity since acquisition. Short term investments include investments with maturities of one-year or less and are carried at cost which approximates market. Short term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market.

Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized investment gains and losses. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in policyholders' surplus, net of deferred taxes.

Deferred Policy Acquisition Costs
---------------------------------

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue and certain variable agency expenses. These costs are amortized with interest as follows:

     For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     For term life insurance products and life reinsurance policies, over the lesser of the benefit period or 30 years for term life or 20 years for life reinsurance policies in relation to the ratio of anticipated annual premium revenue to the anticipated total premium revenue, using the same assumptions used in calculating policy benefits.

     For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.

Assets Held in Separate Accounts
--------------------------------

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated, and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

Property and Equipment
----------------------

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $47.1 million and $41.6 million as of December 31, 1998 and 1997, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 1998 and 1997 was $8.8 million and $7.6 million, respectively.

Premium Revenue and Benefits to Policyholders
---------------------------------------------

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Reserves for Future Policy and Contract Benefits
------------------------------------------------

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain) the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.

Income Taxes
------------

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

2. INVESTMENTS:
---------------

The book value and fair value of investments in fixed maturity securities by type of investment were as follows:
                                                                                 December 31, 1998
--------------------------------------------------------------------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                          Amortized       Unrealized        Unrealized      Fair
                                                            Cost             Gains            Losses        Value
--------------------------------------------------------------------------------------------------------------------
Available for sale:                                        (in millions)

Obligations of U.S. government, states,
   political subdivisions and foreign governments.      $     42.7        $   5.4             $0.0      $     48.1
Corporate securities                                       1,119.7           65.5              4.3         1,180.9
Mortgage-backed securities                                   440.7           26.0              0.3           466.4
--------------------------------------------------------------------------------------------------------------------
                                                        $  1,603.1        $  96.9             $4.6      $  1,695.4
--------------------------------------------------------------------------------------------------------------------
Held to maturity:
Obligations of U.S. government, states,
   political subdivisions and foreign governments       $    108.8        $   7.6             $0.0      $    116.4
Corporate securities.                                      1,656.4          141.0              2.9         1,794.5
Mortgage-backed securities.                                  771.0           50.3              0.3           821.0
--------------------------------------------------------------------------------------------------------------------
                                                        $  2,536.2        $ 198.9             $3.2      $  2,731.9
--------------------------------------------------------------------------------------------------------------------


                                                                                 December 31, 1997
--------------------------------------------------------------------------------------------------------------------

                                                                             Gross           Gross        Estimated
                                                          Amortized       Unrealized        Unrealized      Fair
                                                            Cost             Gains            Losses        Value
--------------------------------------------------------------------------------------------------------------------
Available for sale:                                        (in millions)

Available for sale:
Obligations of U.S. government, states,
 ...political subdivisions and foreign governments       $     47.8        $   4.0             $0.0      $     51.8
Corporate securities.                                      1,064.1           55.5              1.8         1,117.8
Mortgage-backed securities.                                  456.8           27.6              0.2           484.2
--------------------------------------------------------------------------------------------------------------------
                                                        $  1,568.7        $  87.1             $2.0        $1,653.8
--------------------------------------------------------------------------------------------------------------------
Held to maturity:
Obligations of U.S. government, states,
 ...political subdivisions and foreign governments       $    124.2        $   6.2            $0.3       $    130.1
Corporate securities.                                      1,854.4          123.4             3.6          1,974.2
Mortgage-backed securities                                   923.6           55.5             0.2            978.9
--------------------------------------------------------------------------------------------------------------------
                                                        $  2,902.2        $ 185.1            $4.1       $  3,083.2
--------------------------------------------------------------------------------------------------------------------


The amortized cost and fair value of fixed maturity securities at December 31, 1998, by contractual average maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                             Available for Sale        Held to Maturity               Total
                           Amortized      Fair       Amortized      Fair       Amortized     Fair
(in millions)                 Cost        Value        Cost         Value          Cost      Value
--------------------------------------------------------------------------------------------------------------------
Due in one year
   or less                  $  40.7    $ 40.9         $  72.9     $  73.9         $  113.6     $ 114.8

Due after one year
   through five years         392.8     404.1           753.4       790.5          1,146.2     1,194.6

Due after five years
   through ten years          363.9     383.1           577.7       639.3            941.6     1,022.4

Due after ten years           365.0     400.9           361.2       407.2            726.2       808.1
--------------------------------------------------------------------------------------------------------------------
                            1,162.4   1,229.0         1,765.2     1,910.9          2,927.6     3,139.9
Mortgage-backed securities    440.7     466.4           771.0       821.0          1,211.7     1,287.4
--------------------------------------------------------------------------------------------------------------------
                           $1,603.1  $1,695.4        $2,536.2    $2,731.9         $4,139.3    $4,427.3

Net investment income consisted of the following:

for years ended December 31            1998     (in millions)     1997
-------------------------------------------------------------------------
Fixed maturity securities             $341.0                       $359.4
Equity securities                        2.3                          2.5
Mortgage loans                          98.5                        100.9
Real estate                             10.7                         11.2
Policy loans                             8.8                          8.8
Other                                   10.0                          7.3
-------------------------------------------------------------------------
Gross investment income                471.3                        490.1
Investment expenses                     19.2                         20.6
-------------------------------------------------------------------------
Net investment income                 $452.1                       $469.5
-------------------------------------------------------------------------


Net realized investment gains and (losses) include write downs and changes in the reserve for losses on mortgage loans and foreclosed real estate of $(.1) million and $(1.3) million for 1998 and 1997, respectively. Proceeds from the sales, maturities or calls of investments in fixed maturities during 1998 and 1997 were approximately $850.5 million and $576.3 million, respectively. Gross gains of $14.9 million and $11.6 million, and gross losses of $.6 million and $1.3 million were realized in 1998 and 1997, respectively. The changes in unrealized appreciation of fixed maturities amounted to approximately $7.2 million and $39.9 million in 1998 and 1997, respectively.

At December 31, 1998, the unrealized appreciation on equity securities of approximately $2.3 million is comprised of $3.8 million in unrealized gains and $1.5 million of unrealized losses and has been reflected directly in policyholders' surplus. The change in the unrealized appreciation of equity securities amounted to approximately $.1 million and $.9 million in 1998 and 1997, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 1998, the largest geographic concentration of commercial mortgage loans was in Indiana, California and Florida where approximately 31% of the portfolio was invested. A total of 40% of the mortgage loans have been issued on retail properties, primarily backed by long term leases or guarantees from strong credits.

The Company has outstanding mortgage loan commitments at December 31, 1998, of approximately $100.3 million. As of December 31, 1998, the carrying value of investments that produced no income for the previous twelve month period was $.2 million.


3. Insurance Liabilities:
-------------------------

Insurance liabilities consisted of the following:

                                                                                                         (in millions)
-------------------------------------------------------------------------------------------------------------------------
                                              Withdrawal     Mortality or morbidity    Interest rate     December 31,
                                              assumption           assumption           assumption       1998     1997
-------------------------------------------------------------------------------------------------------------------------
Future policy benefits:
-------------------------------------------------------------------------------------------------------------------------

  Participating whole life contracts           Company       Company                  2.5% to 6.0%      $ 632.7   $ 594.5
                                                experience    experience
  Universal life-type contracts                   n/a              n/a                     n/a            381.2     376.4
  Other individual life contracts              Company       Company                  2.5% to 8.0%        271.1     216.4
                                                experience    experience
  Accident and health                             n/a              n/a                     n/a             55.2      51.0
  Annuity products                                n/a              n/a                     n/a          3,803.7   4,213.6
  Group life and health                           n/a              n/a                     n/a            195.2     191.0
Other policyholder  funds                         n/a              n/a                     n/a            203.9     177.1
Pending policyholder claims                       n/a              n/a                     n/a            209.2     164.3
-------------------------------------------------------------------------------------------------------------------------
         Total insurance liabilities                                                                   $5,752.2  $5,984.3
-------------------------------------------------------------------------------------------------------------------------


Participating life insurance policies under generally accepted accounting principles represent approximately 7% and 9% of the total individual life insurance in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 34% and 39% of life premium income for 1998 and 1997, respectively. The amount of dividends to be paid is determined annually by the Board of Directors.

4. Employees' and Agents' Benefit Plans:
----------------------------------------

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Such amounts are expensed as contributed. Contributions made to the Plan were $2.1 million in 1998 and $2.8 million in 1997.

The following  benefit  information for the employees'  defined benefit plan was
determined   by   independent   actuaries  as  of  January  1,  1998  and  1997,
respectively, the most recent actuarial valuation dates:

                                         1998    (in millions)   1997
--------------------------------------------------------------------------------
Actuarial present value of
  accumulated benefits for the
  employees' defined benefit plan       $33.6                   $28.1
Fair value of plan assets                49.6                    39.7
--------------------------------------------------------------------------------
Funded status                           $16.0                   $11.6
--------------------------------------------------------------------------------
Net periodic pension cost              $  2.1                  $  2.0
--------------------------------------------------------------------------------


The assumed discount rate was 7.17% and 7.36% for 1998 and 1997, respectively. For both 1998 and 1997, the expected return on plan assets was 8.0% and the rate of compensation increase assumed was 6%. Benefits paid out of the Plan were approximately $3.1 million in 1998 and $2.6 million in 1997.

The Company has a defined contribution plan and a 401(k) salary reduction/savings plan for employees. Quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 1998 and 1997 were $1.7 million and $1.5 million, respectively.


The Company has a defined contribution pension plan and a 401(k) plan covering substantially all of the agents, except general agents. Contributions of 3% to 4 1/2% of defined commissions (plus 3% to 41/2% for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3% of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 1998 and 1997 were $257,000 and $268,000, respectively.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.

Accrued postretirement benefits as of December 31:     1998 (in millions) 1997
================================================================================
Accumulated postretirement benefit obligation           $9.5              $9.3
Net postretirement benefit cost                          1.2               1.0
Company contributions                                     .7                .7
--------------------------------------------------------------------------------

There are no specific plan assets for this postretirement liability as of December 31, 1998 and 1997. Claims incurred for benefits were funded by company contributions.

The assumed discount rate used in determining the accumulated postretirement benefit was 7.00% and the assumed health care cost trend rate was 10% graded to 5% until 2004. Compensation rates were assumed to increase 6% at each year end. The health coverage for retirees 65 and over is capped in the year 2000. The health care cost trend rate assumption has an effect on the amounts reported. An increase in the assumed health care cost trend rates by one percentage point would increase the accumulated postretirement benefit obligation as of December 31, 1998, by $152,000 and increase the accumulated postretirement benefit cost for 1998 by $16,000.

5. Federal Income Taxes:
------------------------

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

for years ended December 31                       1998 (in millions)  1997
------------------------------------------------------------------------------
Income tax computed at statutory tax rate        $31.0              $36.3
 Tax exempt income                                (2.0)              (1.5)
 Mutual company differential earnings amount       4.3                6.1
 Prior year differential earnings amount         (10.2)              (3.7)
 Other                                            (0.8)              (7.4)
------------------------------------------------------------------------------
 Federal income tax                              $22.3              $29.8
------------------------------------------------------------------------------

The components of the provision for income taxes on earnings included current tax provisions of $14.2 million and $22.5 million for the years ended December 31, 1998 and 1997, respectively, and deferred tax expense of $8.1 million and $7.3 million for the years ended December 31, 1998 and 1997, respectively.


Deferred income tax assets (liabilities)
--------------------------------------------------------------------------------
as of December 31:                                      1998             1997
--------------------------------------------------------------------------------
Deferred policy acquisition costs                     $(148.8)         $(137.0)
Investments                                             (11.1)           (12.0)
Insurance liabilities                                   158.9            154.7
Unrealized appreciation of securities                   (23.6)           (21.9)
Other                                                    (6.1)            (4.7)
--------------------------------------------------------------------------------
   Deferred income tax assets (liabilities)          $  (30.7)        $  (20.9)
--------------------------------------------------------------------------------

Federal income taxes paid were $10.6 million and $28.6 million for 1998 and 1997, respectively.

6. Reinsurance:
---------------

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 1998 and 1997, life reinsurance assumed was approximately 74% and 71%, respectively, of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $1,500,000. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

for years ended December 31                             1998             1997
--------------------------------------------------------------------------------
Direct statutory premiums                              $374.1           $369.4
Reinsurance assumed                                     329.7            253.9
Reinsurance ceded                                       150.2            132.3
--------------------------------------------------------------------------------
         Net premiums                                   553.6            491.0
--------------------------------------------------------------------------------
         Reinsurance recoveries                        $146.4         $  103.4

The Company accounts for all reinsurance agreements as transfers of risk. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Six reinsurers account for approximately 66% of the Company's December 31, 1998, ceded reserves for life and accident and health insurance. The remainder of such ceded reserves is spread among numerous reinsurers.

7. Surplus Notes and Lines of Credit:
-------------------------------------

On February 16, 1996, the Company issued $75 million of Surplus Notes, due March 30, 2026. Interest is payable semi-annually on March 30, and September 30 at a 7.75% annual rate. Any payment of interest on or principal of the Notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The Surplus Notes may not be redeemed at the option of AUL or any holder of the Surplus Notes. Interest paid during 1998 was $5.8 million. The Company has available a $125 million committed credit facility. No amounts have been drawn as of December 31, 1998.

8. Commitments and Contingencies:
---------------------------------

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

In 1997, AUL signed an investment agreement with Indianapolis Life Insurance Company (Indianapolis Life) and Indianapolis Life Group of Companies (ILGroup), a downstream holding company of Indianapolis Life, with a purpose of creating an affiliation under a mutual holding company structure. At December 31, 1998, AUL has invested $49.5 million in ILGroup in exchange for a 33.2% ownership. In 1998, AUL signed an affiliation agreement with Pioneer Mutual Life Insurance Company, who joined with AUL, Indianapolis Life and State Life contemplating future integration of the companies in a mutual holding company structure.


9.  Statutory  Information:
---------------------------

AUL and State Life prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Indiana
Department of Insurance. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners'
(NAIC) publications.

A reconciliation of SAP surplus to GAAP surplus at December 31 follows:
--------------------------------------------------------------------------------
for years ended December 31                           1998 (in millions)  1997
--------------------------------------------------------------------------------
  SAP surplus                                       $496.5               $464.2
  Deferred policy acquisition costs                  481.8                447.4
  Adjustments to policy reserves                    (306.0)              (303.1)
  Asset valuation and interest maintenance reserves   88.9                 86.1
  Unrealized gain on invested assets, net             39.5                 36.5
  Surplus notes                                      (75.0)               (75.0)
  Deferred income taxes                               (6.7)                 1.0
  Other, net                                          15.1                  7.5
--------------------------------------------------------------------------------
  GAAP surplus                                      $734.1               $664.6
--------------------------------------------------------------------------------

A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

--------------------------------------------------------------------------------
for years ended December 31                           1998 (in millions)  1997
--------------------------------------------------------------------------------
  SAP income                                         $33.5                $41.8
  Deferred policy acquisition costs                   34.5                 37.6
  Adjustments to policy reserves                      (3.7)                (9.2)
  Deferred income taxes                               (8.1)                (7.3)
  Other, net                                          10.3                 11.4
--------------------------------------------------------------------------------
  GAAP net income                                    $66.5                $74.3
--------------------------------------------------------------------------------


Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $4.9 million at December 31, 1998.

10. Fair Value of Financial Instruments:
----------------------------------------

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities, and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments along with their corresponding carrying values at December 31, 1998 and 1997 follow.

                                     1998    (in millions)  1997
--------------------------------------------------------------------------------
                              Carrying     Fair     Carrying      Fair
                              Amounts      Value    Amounts       Value
--------------------------------------------------------------------------------
Fixed maturity securities:

   Available for sale        $1,695.4   $1,695.4  $1,653.8     $1,653.8
   Held to Maturity           2,536.2    2,731.9   2,902.2      3,083.2
Equity securities                75.1       75.1      18.6         18.6
Mortgage loans                1,128.5    1,202.1   1,120.4      1,201.0
Policy loans                    144.4      144.4     143.1        143.1
Surplus notes                    75.0       80.5      75.0         79.5
--------------------------------------------------------------------------------

================================================================================
     No dealer, salesman or any other person is authorized by the AUL American Unit Trust to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.


     AUL has filed a Registration Statement with the Securities and Exchange Commission, Washington, D.C. For further information regarding the AUL American Individual Unit Trust, AUL and its variable annuities, please reference the Registration statement and the exhibits filed with it or incorporated into it. All contracts referred to in this prospectus are also included in that filing.
================================================================================





                              AMERICAN UNITED LIFE
                              POOLED EQUITY FUND B

                        Group Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282

                       STATEMENT OF ADDITIONAL INFORMATION



                               Dated: May 1, 1999


================================================================================

                            Part C: Other Information



ITEM 28(A):  FINANCIAL STATEMENTS AND EXHIBITS.
         Financial Statements
            Included in Prospectus (Part A):
               Expense Summary (3)
               Condensed Financial Information - Per Unit Income and Capital
                 Changes in a Fund B Accumulation Unit (3)
            Included in Statement of Additional Information (Part B):
               Financial Statements of American United Life Pooled Equity
               Fund B (3)
                 Report of Independent Accountants
                 Statement of Net Assets - December 31, 1998
                 Statement of Operations - December 31, 1998
                 Statement of Changes in Net Assets - December 31, 1998 and 1997 Schedule of Investments - December 31, 1998
                 Notes to Financial Statements
                 Financial Highlights years ended December 31, 1998, 1997, 1996,
                   1995, & 1994
               Financial Statements of American United Life Insurance
               Company(R) (3)
                 Report of Independent Accountants
                 Combined Balance Sheet - Assets, Liabilities and Policyowners'
                   Surplus as of December 31, 1998 and 1997
                 Combined Statement of Operations for the years ended
                   December 31, 1998 and 1997
                 Combined Statement of Policyowners' Surplus for the years ended
                   December 31, 1998 and 1997
                 Combined Statement of Cash Flows for the years ended
                   December 31, 1998 and 1997
                 Notes to Financial Statements


         Schedules for which provision is made under the applicable articles of Regulation S-X have been omitted because the items are not present in the financial statements, or if present, are adequately explained in the financial statements or are not considered to be material to the purpose for which the financial statements are included in the Prospectus.

ITEM 28(B):  EXHIBITS.


Copies of all Exhibits required by Form N-3.

  (1)   Resolution of American United Life Insurance Company(R) ("AUL")
          Board of Directors establishing American United Life Pooled
          Equity Fund B ("Fund B")...........................................(1)
  (2)   Rules and Regulations of Fund B......................................(1)
  (3)   Custodial Agreement between AUL, Fund B, and
          National City Bank ................................................(1)
  (4)   Investment Management Services Agreement between AUL and Fund B .....(1)
  (5)   Sales and Administrative Services Agreement between AUL and Fund B ..(1)
  (6)   Form of Variable Annuity Contracts and Certificates
        6.1   TDA Group variable annuity contract for 403(b)
                Plans, Form TA-VA-TP ........................................(1)
        6.2   Individual Participant's certificate for
                403(b) Plans, Form TA-VA-C ..................................(1)
        6.3   Group variable annuity contract for use with
                Employee Pension Plans, Form TA-VAQ-TP.......................(1)
        6.4   Individual Participant's certificate for use with
                Employee Pension Plans, Form TA-VAQ-C........................(1)
        6.5   Group variable annuity contract for
                HR-10 Plans, Form TA-VAH-TP .................................(1)
        6.6   Individual Participants certificate for
                HR-10 Plans, Form TA-VAH-C ..................................(1)
        6.7   Group variable annuity contract for
                408 Plans, Form TA-VA-9894 ..................................(1)
        6.8   Individual Participant's certificate for
                408 Plans, Form VA-9896 .....................................(1)
        6.9   Group variable annuity contract for
                457 Programs, Form VA-10515 .................................(1)



     (1) Refiled in Registrant's Post Effective Amendment No. 42, Form N-3, File Number 811-1571, on April 30, 1998.
     (2) Filed in Registrant's Post Effective Amendment No. 42, Form N-3, File Number 811-1571, on April 30, 1998.
     (3)  Filed in Registrant's Post Effective Amendment No. 44, Form N-3,
          File No. 811-1571, on April 30, 1999.

   (7)  Application for Fund B contracts ....................................(1)
 (8.1)  Articles of Merger between American Central Life
          Insurance Company and United Mutual Life
          Insurance Company .................................................(1)
 (8.2)  Certification of the Indiana Secretary of State as to
          the filing of the Articles of Merger between American
          Central Life Insurance Company and United Mutual Life
          Insurance Company .................................................(1)
 (8.3)  Code of By-Laws of AUL ..............................................(1)
   (9)  Exhibit 9 to Form N-3.....................................Not Applicable
  (10)  Exhibit 10 to Form N-3....................................Not Applicable
  (11)  Exhibit 11 to Form N-3....................................Not Applicable
  (12)  Exhibit 12 to Form N-3 - Opinion of Counsel .........................(1)
(13.1)  Powers of Attorney ..................................................(1)
(13.2)  Consent of Independent Accountant ...................................(3)
  (14)  Exhibit 14: No financial statements are omitted from
          Item 27.................................................Not Applicable
  (15)  Exhibit 15 to Form N-3....................................Not Applicable
  (16)  Exhibit 16 to Form N-3....................................Not Applicable
  (17)  Electronic Filers - Financial Data Schedule..........................(3)

     (1) Refiled in Registrant's Post Effective Amendment No. 42, Form N-3, File Number 811-1571, on April 30, 1998.
     (2) Filed in Registrant's Post Effective Amendment No. 42, Form N-3, File Number 811-1571, on April 30, 1998.
     (3) Filed in Registrant's Post Effective Amendment No. 44, Form N-3, File No. 811-1571, on April 30, 1999.


ITEM 29: DIRECTORS AND SENIOR OFFICERS OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)


                                                                                      Association with Other
Principal Officers                                             Positions and          Company and Nature of
and Directors of AUL               Positions and Offices       Offices with          Such Association Within
and Business Address                      with AUL               Registrant               the Past 2 Years
--------------------               ---------------------      --------------         --------------------------
John H. Barbre*                     Senior Vice President           None            None


John R. Barton*                     Senior Vice President           None            Vice President, Group Operations, Wausau
                                                                                    Ins. Co. (5/98-12/98); Consultant, Heron
                                                                                    Management Group (4/97-5/98); President &
                                                                                    CEO, The Epoch Group (1/95-4/97)


Steven C. Beering M.D.              Director                        None            President, Purdue University;
Purdue University                                                                   Director, Lilly (Eli) and Company;
West Lafayette, Indiana                                                             Director, Arvin Industries;
                                                                                    Director, NIPSCO Industries, Inc.;
                                                                                    Director, State Life Ins. Co.

William R. Brown*                   General Counsel and             None            Secretary, State Life Insurance Company
                                    Secretary

*One American Square
Indianapolis, Indiana

                                       3



ITEM 29: (CONTINUED)

                                                                                      Association with Other
Principal Officers                                             Positions and          Company and Nature of
and Directors of AUL               Positions and Offices       Offices with          Such Association Within
and Business Address                      with AUL               Registrant               the Past 2 Years
--------------------               ---------------------      --------------         --------------------------

Arthur L. Bryant                    Director                        None            Chairman of the Board & President, State Life
141 E. Washington St.                                                               Insurance Company
Indianapolis, Indiana

James E. Cornelius                  Director                        None            Chairman of the Board, Guidant Corporation;
P.O. Box 44906                                                                      Director, State Life Insurance Company;
Indianapolis, Indiana                                                               Director, National Bank of Indianapolis;
                                                                                    Director, Lilly Industries, Inc.
                                                                                    Director, Chubb Corporation

James E. Dora                       Director                        None            Chairman of the Board, President, Chief
P.O. Box 42908                                                                      Executive Officer and Owner, General
Indianapolis, Indiana                                                               Hotels Corporation; Director, NBD Bank, N.A.
                                                                                    (10/93-5/99); Director, State Life Insurance
                                                                                    Company

Otto N. Frenzel III                 Director and Chairman           None            Chairman, Executive Committee, National City
101 W. Washington St., Suite 400E   of the Audit Committee                          Bank Indiana; Director: Indiana Gas Company;
Indianapolis, Indiana                                                               Indianapolis Power & Light Co.; Baldwin & Lyons,
                                                                                    Inc.; IPALCO Enterprises, Inc.; Indiana Energy,
                                                                                    Inc.; National City Corp. (10/92-4/98); State
                                                                                    Life Insurance Company


David W. Goodrich                   Director                        None            Executive Vice President & Treasurer, F.C.
One American Square, Suite 2500                                                     Tucker Company (1/86-5/98); Director: State Life
Indianapolis, Indiana                                                               Insurance Company; Irwin Financial Corp.;
                                                                                    Citizens Gas & Coke Utility; Vice Chairman,
                                                                                    Clarian Health Partners; President, Indianapolis
                                                                                    Colliers Turley martin Tucker (formerly F.C.
                                                                                    Tucker Company)

Catherine B. Husman*                Vice President and
                                    Chief Actuary

William P. Johnson                  Director                        None            Chairman of the Board & CEO: Goshen Rubber Co.,
1525 S. 10th St.                                                                    Inc.; GSH Corp.; GRN Corp.; Goshen Rubber of
Goshen, Indiana                                                                     Canada, Ltd.; Syracuse Rubber Co.; Bond-Flex
                                                                                    Rubber Co.; Palmer Plastics; Dayton Polymrics;
                                                                                    GR Plastics; ETI Incorporated; GKI Incorporated;
                                                                                    Prolon, Inc; Yeasel, Inc.; Bower Mfg.; GNC Corp;
                                                                                    Director, Society Bank Ind.(formerly Trustcorp
                                                                                    Inc.), So. Bend, IN; Member of Advisory Comm.,
                                                                                    Society Bank Ind., Goshen, IN; Director,
                                                                                    Coachman Industries Inc.; Petro Go, Inc.; Flair
                                                                                    Inc.; Lightfoot Enterprises;  State Life
                                                                                    Insurance Company; First Source Bank; Kootnz
                                                                                    Wagner

                                       4


ITEM 29: (CONTINUED)


                                                                                      Association with Other
Principal Officers                                             Positions and          Company and Nature of
and Directors of AUL               Positions and Offices       Offices with          Such Association Within
and Business Address                      with AUL               Registrant               the Past 2 Years
--------------------               ---------------------      --------------         --------------------------


Scott A. Kincaid*                   Senior Vice President           None            None

Charles D. Lineback*                Senior Vice President           None            None

James T. Morris                     Director and Chairman           None            Chairman & CEO, Indianapolis Water Co.;
1220 Waterway Boulevard             of the Salary and                               President, Chairman & CEO, IWC Resources
Indianapolis, Indiana               Nominating Committee                            Corp.; Director: National City Bank Corp.;
                                                                                    Paul Harris; State Life Insurance Company

James W. Murphy*                    Senior Vice President;          Chairman &      Chairman of the Board & President, AUL
                                    Director, President &           Member of the   American Series Fund, Inc.,
                                    Treasurer, AUL Sales            Board of
                                    Equity Corp.                    Managers


Jerry L. Plummer*                   Senior Vice President           None            None

R. Stephen Radcliffe*               Director & Executive            Member of       Director, State Life Insurance Company
                                    Vice President; Chairman        the Board of
                                    of the Board, AUL Equity        Managers
                                    Sales Corp.

Thomas E. Reilly Jr.                Director and Chairman of the    None            Chairman, Reilly Industries, Inc.; Director,
151 N. Delaware St.                 Finance Committee                               Lilly Indus. Inc.; Bank One Corporation;
Indianapolis, Indiana                                                               Herff Jones Corp; State Life Insurance Company

William R. Riggs*                   Director                        None            Partner, Ice Miller Donadio & Ryan;
                                                                                    Director, State Life Insurance Company
*One American Square
Indianapolis, Indiana

                                       5


Item 29: (continued)

                                                                                      Association with Other
Principal Officers                                             Positions and          Company and Nature of
and Directors of AUL               Positions and Offices       Offices with          Such Association Within
and Business Address                      with AUL               Registrant               the Past 2 Years
--------------------               ---------------------      --------------         --------------------------

G. David Sapp*                      Senior Vice President;          None            None
                                    Director, AUL Equity
                                    Sales Corp.

John C. Scully                      Director                        None            President and CEO, LIMRA International
2636 Ocean Dr., # 505                                                               (6/92-11/97); Director, State Life Insurance
Vero Beach, Florida                                                                 Company

Jerry D. Semler*                    Chairman of the Board,          None            IWC Resources Corp; Chairman of the Board &
                                    President, Chief Executive                      CEO, State Life Insurance Company
                                    Officer, Chairman, AUL
                                    Acquisition Committee

Yvonne H. Shaheen                   Director                        None            President and Chief Executive Officer, Long
1310 S. Franklin Rd.                                                                Electric Co.; Director, State Life Ins. Co.;
Indianapolis, Indiana                                                               E.F.S.; Consultant, Methodist Hospital/Clarion
                                                                                    (MMG)

James P. Shanahan*                  Retired, formerly Senior        Member,         Director, AUL American Series Fund;
                                    Vice President (1/84-1/98)      Board of        Vice President & Treasurer, AUL American Series
                                                                    Managers        Fund (3/90-3/98)

William L. Tindall*                 Senior Vice President           None            Senior Vice President, Pension Management Sales,
                                                                                    Mass Mutual Ins. Co. (1/93-7/97)

Frank D. Walker                     Director                        None            Chairman of the Board, Walker Information,
P.O. Box 80432                                                                      Inc.; Managing Partner, W. R. Properties
Indianapolis, Indiana                                                               (6/84-1/98); Director: Citizen's Gas & Coke
                                                                                    Utility; NBD Bank N.A. Indiana (4/88-4/98);
                                                                                    State Life Insurance Company; Advisor, Wild
                                                                                    Birds Unlimited, Inc.



*One American Square,
Indianapolis, Indiana

ITEM 30: PERSONS CONTROLLED OR UNDER COMMON CONTROL OF AMERICAN UNITED LIFE INSURANCE COMPANY(R).

  American United Life Insurance Company(R) (AUL) is a mutual insurance company organized under the laws of the State of Indiana. As a mutual company, AUL has no shareholders and therefore no one individual controls as much as 10% of AUL.

  AUL may also be deemed to control State Life Insurance Company(R) ("State Life"), since a majority of AUL's Directors also serve as Directors of State Life. By virtue of an agreement between AUL and State Life, AUL provides investment and other support services for State Life on a contractual basis.


  AUL owns a 20% share of the stock of Reinsurance Managers of Princeton, LLC, ("Princeton") a limited liability company organized under the laws of Delaware on July 1, 1996. Princeton is a reinsurance intermediary for certain catastrophic or pooled risks. AUL's affiliation allows it the opportunity to participate in this reinsurance business.


  AUL Equity Sales Corp. is a wholly-owned subsidiary of American United Life Insurance Company(R) organized under the laws of the State of Indiana in 1969 as a broker-dealer to market mutual funds.

  AUL American Unit Trust and AUL American Individual Unit Trust are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

  AUL American Individual Variable Life Unit Trust is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.


  AUL American Series Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. As a "series" type of mutual Fund, the Fund issues shares of common stock relating to separate investment portfolios. Substantially all of the Fund's shares were originally purchased by AUL in connection with the initial capitalization of the Fund. On December 31, 1998, AUL owned 6.57% of the outstanding shares of Registrant's Equity Portfolio, 9.99% of Registrant's Tactical Asset Allocation Portfolio, 81.97% of Registrant's Conservative Investor Portfolio, 75.83% of Registrant's Moderate Investor Portfolio, and 77.61% of Registrant's Aggressive Investor Portfolio. AUL would, therefore, would be able to control any issue submitted to the vote of shareholders of the Conservative Investor Portfolio, the Moderate Investor Portfolio, and the Aggressive Investor Portfolio.

INDIANAPOLIS LIFE INSURANCE COMPANY is an Indiana domestic mutual insurance company whose principal business is the sale of life insurance and annuity contracts. On November 3, 1997 AUL entered into an Agreement to Affiliate and an Investment Agreement with Indianapolis Life. The Indiana Insurance Commissioner's Findings of Fact, Conclusions of Law and Order was filed regarding AUL's agreements with Indianapolis Life on December 19, 1997. Under the agreements, AUL initially invested $27 million in Indianapolis Life's wholly owned downstream holding company, Indianapolis Life Group of Companies, Inc., a portion of this investment occurring on December 30, 1997 and the remainder on March 30, 1998. On June 30, 1998, AUL invested another $4,166,000, on December 31, 1998 AUL invested $18,375,000, and on March 31, 1999, AUL invested another $4,500,000. At the present time, AUL holds an equity interest of approximately 33% in Indianapolis Life Group of Companies, Inc. These investments are pursuant to the agreements which also provide, in part, for the two insurers to eventually affiliate under the same mutual holding company structure as soon as state law permits. Currently, that matter is pending before the Indiana General Assembly.

PIONEER MUTUAL LIFE INSURANCE COMPANY is a North Dakota domestic mutual insurance company whose principal business is the sale of life insurance and annuity contracts. On November 10, 1998, AUL became a party to an agreement, along with Indianapolis Life Insurance Company, whereby Pioneer Mutual will eventually become a part of the mutual holding company structure noted above. On March 31, 1999, AUL purchased a Surplus Note issued by Pioneer Mutual Life Insurance Company in the amount of $10,000,000.


  Registrant is a separate account of AUL organized for the purpose of the sale of group variable annuity contract.


ITEM 31:  NUMBER OF CONTRACTOWNERS


  The number of contractowners/participants for all variable annuity contracts offered by American United Life Insurance Company(R) and Fund B was 383 as of December 31, 1998.

ITEM 32:  INDEMNIFICATION OF DIRECTORS AND OFFICERS

  On March 5, 1969, American United Life Insurance Company(R), sponsor of the Registrant, agreed to indemnify the members of the Board of Managers of the Registrant against expenses incurred by any member in defense of an action brought by reason of his being a member of the Board of Managers, except when in such action, the member is adjudged to have been liable for negligence or misconduct. American United Life Insurance Company(R) has also agreed to pay costs of settlement if it is determined by American United Life Insurance Company(R) that settlement should be made and that the member was not guilty of negligence or misconduct.

ITEM 33: BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)

                            See Response to Item 29.

ITEM 34:  PRINCIPAL UNDERWRITER AND COMPENSATION

(a) American United Life Insurance Company(R) is principal underwriter only for the Registrant.





(b)                        Net Underwriting Discounts
                           and Commissions Deducted           Compensation      Gross
Name of Principal          From Offering Price at             or Profit on      Brokerage        Other
Underwriter                Time of Sale                       Redemptions       and Purchases    Commissions       Compensation
-----------                ---------------------              -----------       -------------    -----------       ------------
American United Life       $8,979                              $----             $----             $----(A)
  Insurance Company(R)



Note A-American United Life Insurance Company(R) performs the duties of principal underwriter under the Sales and Administrative Services Agreement.

The other compensation paid is the fee for providing investment management services ($42,515), and for mortality risk and expense charges ($127,545) as explained elsewhere.


ITEM 35:  LOCATION OF ACCOUNTS AND RECORDS

  All accounts, records and other pertinent documents of the Registrant are under the control of Richard A. Wacker, Secretary to the Board of Managers and are physically located at One American Square, Indianapolis, IN 46282.

ITEM 36:  MANAGEMENT SERVICES

  The terms of the Investment Management Services Agreement are fully described on page 11 of the Prospectus.

ITEM 37:  UNDERTAKINGS

  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

  The Registrant and its Depositor are relying upon Rule 6c-7 under the Investment Company Act of 1940 (17 CRF 270.6c-7), Exemptions from Certain Provisions of Section 22(e) and 27 for Registered Separate Accounts Offering Variable Annuity Contracts to Participants in the Texas Optional Retirement Program, and the provisions of paragraphs (a) through (d) of this Rule have been complied with.

  The Registrant and its Depositor, American United Life Insurance Company(R), are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. IP-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     The Registrant represents that the aggregate fees and charges deducted under the variable annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement (Form N-3) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 30th day of April, 1999.



                                       AMERICAN UNITED LIFE POOLED EQUITY FUND B

                                   By: American United Life Insurance Company(R)



                                      ------------------------------------------
                                      By: James W. Murphy*, Chairman of
                                          the Board of Managers


       /s/ Richard A. Wacker
_________________________________________
*By:  Richard A. Wacker as Attorney-in-fact


Date:  April 30, 1999



Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                  Date
---------                                            -----                                  ----




__________________________________________           Member, Board of Managers          April 30, 1999
Ronald D. Anderson*



__________________________________________           Member, Board of Managers          April 30, 1999
Leslie Lenkowsky*



__________________________________________           Member, Board of Managers          April 30, 1999
R. Stephen Radcliffe*



__________________________________________           Member, Board of Managers          April 30, 1999
James P. Shanahan*


      /s/ Richard A. Wacker
__________________________________________
*By:  Richard A. Wacker as Attorney-in-fact


Date:  April 30, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American United Life Insurance Company(R) certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 30th day of April, 1999.

                                   American United Life Insurance Company(R)



                                   ------------------------------------------
                                   By: Jerry D. Semler*, Chairman of the Board,
                                       President, and Chief Executive Officer


       /s/ Richard A. Wacker
___________________________________________
*By:  Richard A. Wacker as Attorney-in-fact


Date: April 30, 1999



Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                     Title                                  Date
---------                                                     -----                                  ----

_______________________________________________               Director                           April 30, 1999
Steven C. Beering M.D.*



_______________________________________________               Director                           April 30, 1999
Arthur L. Bryant*



_______________________________________________               Director                           April 30, 1999
James E. Cornelius*



_______________________________________________               Director                           April 30, 1999
James E. Dora*



_______________________________________________               Director                           April 30, 1999
Otto N. Frenzel III*



_______________________________________________               Director                           April 30, 1999
David W. Goodrich*



                                       10

                             SIGNATURES (Continued)

Signature                                                     Title                                  Date
---------                                                     -----                                  ----

_______________________________________________               Director                           April 30, 1999
William P. Johnson*



_______________________________________________               Director                           April 30, 1999
James T. Morris*


_______________________________________________               Principal Financial                April 30, 1999
James W. Murphy*                                              and Accounting Officer



_______________________________________________               Director                           April 30, 1999
R. Stephen Radcliffe*



_______________________________________________               Director                           April 30, 1999
Thomas E. Reilly Jr*



_______________________________________________               Director                           April 30, 1999
William R. Riggs*



_______________________________________________               Director                           April 30, 1999
John C. Scully*



_______________________________________________               Director                           April 30, 1999
Yvonne H. Shaheen*



_______________________________________________               Director                           April 30, 1999
Frank D. Walker*




          /s/ Richard A. Wacker
_______________________________________________
*By:  Richard A. Wacker as Attorney-in-fact


Date:  April 30, 1999

                                  EXHIBIT LIST

 Exhibit
Number in        Exhibit
Form N-3,       Numbering                   Name of
Item 28(b)        Value                     Exhibit
---------       ---------                   -------

  13            EX-99.B13.2  Consent of Independent Accountants

  17            EX-27        Electronic Filers - Financial Data Schedule